EXHIBIT 4.1


                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                  TOY BIZ, INC.


         Toy Biz, Inc., a corporation (the "Corporation") organized and existing under the General Corporation Law of the State of Delaware (the "GCL"), does hereby certify as follows:

         1. The present name of the Corporation is Toy Biz, Inc. The Corporation was originally incorporated under the name "Toy Biz Acquisition, Inc.," and its original certificate of incorporation was filed with the office of the Secretary of State of the State of Delaware on March 18, 1993.

         2. This Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the GCL, after an annual meeting of stockholders called and held upon notice in accordance with Section 222 of the GCL and after a vote of stockholders thereat.

         3. This Restated Certificate of Incorporation restates and integrates and further amends the certificate of incorporation of the Corporation, as heretofore amended, supplemented, and/or restated (the "Certificate of Incorporation").

         4. The text of the Certificate of Incorporation is hereby restated and integrated and further amended to read in its entirety as follows:


                                    ARTICLE I

                                      NAME

         The name of the Corporation is Marvel Enterprises, Inc. (the "Corporation").


                                   ARTICLE II

                                REGISTERED OFFICE

         The address of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle, and the name of the

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registered agent of the Corporation at such address is The Prentice-Hall
Corporation System, Inc.


                                   ARTICLE III

                                    PURPOSES

         The nature of the business or purposes of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the GCL.


                                   ARTICLE IV

                                CAPITAL STRUCTURE

         4.1 Authorized Capital Stock. The total number of shares of capital stock which the Corporation shall have authority to issue is 350,000,000 shares, consisting of two classes of capital stock:

         (a) 250,000,000 shares of common stock, par value $.01 per share (the "Common Stock"); and

         (b) 100,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock") of which 75,000,000 shares shall be designated as shares of 8% Cumulative Convertible Exchangeable Preferred Stock.

         4.2 Reclassification. Upon the filing (the "Effective Time") of this Restated Certificate of Incorporation pursuant to the GCL, each share of the Corporation's Class A common stock, $0.01 par value per share, issued and outstanding immediately prior to the Effective Time (the "Class A Stock") shall be reclassified as and changed into one validly issued, fully paid, and non-assessable share of Common Stock authorized by subparagraph 4.1(a) of
Article IV hereof, without any action by the holder thereof (the "Reclassification"). Each certificate that theretofore represented a share or shares of Class A Stock shall thereafter represent that number of shares of Common Stock into which the share or shares of Class A Stock represented by such certificate shall have been reclassified; provided, however, that each record holder of a stock certificate or certificates that theretofore represented a share or shares of Class A Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of Common Stock to which such record holder is entitled pursuant to the foregoing Reclassification.

         4.3 Designations, Preferences, etc. The designations, preferences, powers, and relative, participating, optional, and other rights and the qualifications, limitations, and

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restrictions thereof, of the capital stock of the Corporation shall be as set forth in this Certificate of Incorporation.


                                    ARTICLE V

                                  COMMON STOCK

         5.1 Dividends. Subject to any preferential or other rights of the holders of outstanding shares of Preferred Stock, when, as, and if dividends are declared by the Corporation's Board of Directors in accordance with the provisions of this Certificate of Incorporation on outstanding shares of Common Stock, whether payable in cash, in property, or in securities of the Corporation, the holders of shares of the Common Stock shall be entitled to share equally in and to receive all such dividends, in accordance with the number of shares of Common Stock held by each such holder.

         5.2 Liquidation Rights. Upon any duly authorized voluntary or any involuntary liquidation, dissolution, or winding-up of the affairs of the Corporation, after payment in full or reasonable provision for payment in full of all claims and obligations of the Corporation, in accordance with Section 281 of the GCL, as the same now exists or may hereafter be amended, or with the provisions of any successor statute, shall have been made, and subject to any preferential or other rights of holders of outstanding shares of Preferred Stock, the holders of shares of Common Stock shall be entitled to share ratably, in accordance with the number of shares of Common Stock held by each such holder, in all remaining assets of the Corporation available for distribution among the holders of Common Stock, whether such assets are capital, surplus, or earnings. For the purposes of this Paragraph 5.2, neither the consolidation or merger of the Corporation with or into any other entity or entities, nor the sale, lease, exchange or transfer by the Corporation of all or any part of its assets, nor the reduction of the number of authorized shares of the capital stock or any class or series thereof of the Corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation as those terms are used in this Paragraph 5.2.

         5.3 Voting Rights. At each annual or special meeting of stockholders and for all other purposes, each holder of record of shares of Common Stock on the relevant record date shall be entitled to one (1) vote for each share of Common Stock standing in such holder's name on the stock transfer records of the Corporation. The holders of shares of Common Stock shall not have cumulative voting rights.

         5.4 No Preemptive or Subscription Rights. No holder of shares of Common Stock shall be entitled to preemptive or subscription rights.


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                                   ARTICLE VI

                                 PREFERRED STOCK

         Shares of Preferred Stock may be issued from time to time in one or more series only as may be determined and authorized in accordance with the provisions of this Certificate of Incorporation. Subject to the provisions of this Certificate of Incorporation, the Board of Directors is expressly authorized, to the fullest extent permitted by law, to fix and alter the powers, designations, preferences, and relative, optional, participating, and other rights, and the qualifications, limitations, and restrictions thereof, granted to or imposed upon any wholly unissued series of Preferred Stock and, unless otherwise provided in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any such series, to increase (but not above the total number of authorized shares of Preferred Stock) or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

         Authorized and unissued shares of any series of Preferred Stock may be issued with such designations, powers, voting rights, preferences, and relative, participating, optional and other rights, if any, and such qualifications, limitations and restrictions thereof, if any, only as may be authorized in accordance with the provisions of this Certificate of Incorporation prior to the issuance of any shares of such series of Preferred Stock, including, but not limited to: (i) the distinctive designation of each series and the number of shares that will constitute such series; (ii) the voting rights, if any, of shares of such series and whether the shares of any such series having voting rights shall have multiple votes per share; (iii) the dividends payable on the shares of such series, any restriction, limitation, or condition upon the payment of such dividends, whether dividends shall be cumulative, and the dates on which dividends are payable; (iv) the prices at which, and the terms and conditions on which, the shares of such series may be redeemed, if such shares are redeemable; (v) the purchase or sinking fund provisions, if any, for the purchase or redemption of shares of such series; (vi) any preferential amount payable upon shares of such series in the event of the liquidation, dissolution, or winding-up of the Corporation, or any distribution of its assets; and (vii) the prices or rates of conversion or exchange at which, and the terms and conditions on which, the shares of such series are convertible or exchangeable, if such shares are convertible or exchangeable.

         Any and all shares of Preferred Stock issued and for which full consideration has been paid or delivered shall be deemed fully paid and non-assessable shares, and the holder thereof shall not be liable for any further payment thereon.

         6.1 8% Cumulative Convertible Exchangeable Preferred Stock. The initial series of Preferred Stock shall be comprised of 75,000,000 shares and shall be designated 8% Cumulative Convertible Exchangeable Preferred Stock (the "8% Preferred Stock").


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         The rights, preferences, privileges and restrictions granted to or imposed upon the 8% Preferred Stock are as follows.

         6.2 Dividends and Distributions. (a) The holders of 8% Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available for the purpose, dividends at a rate per annum equal to 8% of the Liquidation Preference (as defined in Section 6.7) per share of the 8% Preferred Stock payable quarterly on the first business day of January, April, July and October in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing January 4, 1999. Dividends shall be payable at the option of the Board of Directors (x) in cash, (y) in additional shares of 8% Preferred Stock having an aggregate Liquidation Preference no less than the dividend payment, or (z) in any combination of cash and additional shares of 8% Preferred Stock valued on such basis. If any dividend, or portion thereof, is not timely paid in cash, the Board of Directors will be deemed to have elected to pay the dividend, or such portion, in shares of 8% Preferred Stock which will be deemed issued for this purpose as of the Dividend Payment Date applicable to that dividend. So long as any shares of 8% Preferred Stock are outstanding, the Corporation shall not pay or declare, or issue by way of any capital reorganization or reclassification, any dividend or distribution on shares of Common Stock or on any series of capital stock ranking junior to the 8% Preferred Stock (either as to dividends or upon liquidation, dissolution or winding up), except (i) Approved Spinoff Distributions (as defined in this paragraph), (ii) dividends or distributions that are payable solely in shares of Common Stock or any series of capital stock ranking junior to the 8% Preferred Stock both as to dividends and upon liquidation, dissolution or winding up, or (iii) any rights or warrants to subscribe for or purchase shares described in clause (ii). "Approved Spinoff Distribution" shall mean a dividend or distribution of shares of stock having a majority of the voting power of a subsidiary of the Corporation but only if the Corporation receives a fairness opinion from a nationally recognized investment banking firm to the effect that the adjustment of the conversion ratio of the 8% Preferred Stock as a result of such dividend or distribution is fair to the holders of the 8% Preferred Stock from a financial point of view.

         (b) In the case of the original issuance of shares of 8% Preferred Stock, dividends shall begin to accrue and be cumulative from the date of issue. In the case of shares of 8% Preferred Stock issued at any other time, dividends shall begin to accrue and be cumulative from the Quarterly Dividend Payment Date next preceding the date of issue of such shares to which such dividends have been paid, unless the date of issue is a Quarterly Dividend Payment Date or is a date after the Dividend Record Date (as defined below) for the determination of holders of shares of 8% Preferred Stock entitled to receive a quarterly dividend and before the Quarterly Dividend Payment Date to which such Dividend Record Date relates, in either of which events such dividends shall be cumulative from such Quarterly Dividend Payment Date; provided, however, that if dividends shall not be paid on such Quarterly Dividend Payment Date, then dividends shall accrue and be cumulative from the Quarterly Dividend Payment Date to which such dividends have been paid. Dividends paid on

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the shares of 8% Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro-rata on a share-by-share basis among all such shares at the time outstanding. The record date (the "Dividend Record Date") for the determination of holders of 8% Preferred Stock entitled to receive payment of a dividend on any Quarterly Dividend Payment Date shall be the close of business on the last day of the month preceding the month in which a Quarterly Dividend Payment Date occurs.

         6.3 Voting Rights. The holders of 8% Preferred Stock shall have the following voting rights:

         (a) Except as otherwise provided herein, each holder of shares of 8% Preferred Stock shall be entitled to such number of votes for the 8% Preferred Stock held by him on all matters submitted to a vote of holders of Common Stock as shall be equal to the largest number of whole shares of Common Stock into which all of his shares of 8% Preferred Stock are then convertible;

         (b) Except as otherwise provided herein or by law, the holders of 8% Preferred Stock and the holders of Common Stock shall vote together as one class on all matters submitted to a vote of the Corporation's stockholders;

         (c) The Corporation shall not (A) consolidate with or merge into any other person in any transaction in which the Corporation is not the continuing or surviving corporation, (B) permit any other person to consolidate with or merge into the Corporation in any transaction in which the Corporation is the continuing or surviving person, but the Common Stock is changed into or exchanged for stock or other securities of any other person or cash or any other property, (C) transfer all or substantially all of its properties or its assets to any other person, or (D) exchange the outstanding 8% Preferred Stock for Subordinated Notes (as defined in Section 7.1 hereof), pursuant to Article VII hereof, unless such transaction is approved by a majority of the shares of outstanding 8% Preferred Stock, voting together as a separate class, except that in the case of a transaction described in subsections (A), (B) or (C) which is to be consummated prior to October 1, 2001 such approval shall not be required if each of the following conditions is satisfied with respect to such merger, consolidation, sale or transfer: (i) the holders of Common Stock will receive consideration equal to at least $9.625 per share of Common Stock, and (ii) the holders of 8% Preferred Stock will receive (x) the same consideration such holders would have received had such holders converted their 8% Preferred Stock to Common Stock immediately prior to consummation of the merger or consolidation, plus (y) an amount equal to the present value of the amount of dividends such holders would have been entitled to receive on their shares of 8% Preferred Stock if such shares remained outstanding until October 1, 2001, discounted at a discount rate of 10% per annum, compounded quarterly.

         6.4 Certain Restrictions. So long as any shares of 8% Preferred Stock are outstanding, the Corporation shall not:

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         (a) redeem or purchase or otherwise acquire for consideration any stock ranking junior to or on a parity with (either as to dividends or upon liquidation, dissolution or winding up) the 8% Preferred Stock;

         (b) permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could purchase such shares at such time and in such manner; or

         (c) without the affirmative vote or consent of holders of at least two-thirds of the outstanding shares of 8% Preferred Stock voting or consenting separately as one class, authorize or issue any class or series of stock ranking (either as to dividends or upon liquidation, dissolution or winding up) senior to or on parity with the 8% Preferred Stock, or issue any shares of 8% Preferred Stock other than (i) as contemplated by the Fourth Amended Joint Plan of Reorganization Proposed by Secured Lenders and the Corporation in the chapter 11 cases of Marvel Entertainment Group, Inc. and certain of its affiliates (the "Fourth Amended Plan"), including pursuant to the Stockholder Series B Warrants referred to in the Fourth Amended Plan, or (ii) as dividends on shares of 8% Preferred Stock.

         6.5 Redemption. (a) The Corporation shall redeem all outstanding shares of 8% Preferred Stock on October 1, 2011 at a price per share equal to the Liquidation Preference plus an amount equal to all accrued but unpaid dividends thereon, whether or not declared, to the redemption date.

         (b) The Corporation may redeem all, but not less than all, of the outstanding shares of the 8% Preferred Stock at any time after the October 1, 2001 at a price per share equal to the Liquidation Preference, plus all accrued but unpaid dividends, whether or not declared, plus, if the redemption date is not a Quarterly Dividend Payment Date, an amount equal to the annual dividend per share multiplied by a fraction, the numerator of which is the number of days from the Quarterly Dividend Payment Date next preceding the date of redemption to the redemption date and the denominator of which is 365, provided that if the redemption date occurs after a Dividend Record Date and before the Quarterly Dividend Payment Date to which that Dividend Record Date relates, the dividend otherwise payable on that Quarterly Dividend Payment Date shall not be paid by the Corporation. If the Corporation elects to redeem the outstanding shares of 8% Preferred Stock as provided in this paragraph, the Corporation shall send a notice of redemption to each holder of the 8% Preferred Stock specifying (i) the redemption date, which date shall be not less than thirty (30) nor more than sixty (60) days following the date of mailing of the notice of redemption, and
(ii) the redemption price, including a calculation thereof in reasonable detail.

         (c) The following provisions shall apply to any redemption pursuant to this Section 6.5:


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         (i) On the redemption date, the Corporation shall deposit for the pro-
rata benefit of the holders of the shares of the outstanding 8% Preferred Stock the funds necessary for such redemption with a bank or trust company in the Borough of Manhattan, The City of New York, having a capital and surplus of at least $100,000,000. Holders of shares of 8% Preferred Stock shall thereafter have the right to receive payment of the redemption price for such shares by surrendering to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, a certificate or certificates representing the shares of 8% Preferred Stock to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, a certificate or certificates representing such shares. Any monies so deposited by the Corporation with a bank or trust company pursuant to this subparagraph (c)(i) and unclaimed at the end of two years from the redemption date shall revert to the general funds of the Corporation. After such reversion, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holder and such holder shall look only to the Corporation for the payment of the redemption price. Any interest accrued on funds so deposited pursuant to this subparagraph
(c)(i) shall be paid from time to time to the Corporation for its own account;
and

         (ii) Upon the deposit of funds pursuant to subparagraph (i) in respect of outstanding shares of the 8% Preferred Stock, notwithstanding that any certificates for such shares shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, the rights to receive dividends thereon shall cease to accrue from and after the date of redemption and all rights of the holders of the shares of the 8% Preferred Stock shall cease and terminate, excepting only the right to receive the redemption price therefor.

         6.6 Reacquired Shares. Any shares of the 8% Preferred Stock redeemed or purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions or restrictions on issuance set forth herein.

         6.7 Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the corporation, no distribution shall be made (A) to the holders of stock ranking junior (upon liquidation, dissolution or winding up) to the 8% Preferred Stock unless, prior thereto, the holders of 8% Preferred Stock shall have received $10.00 per share (the "Liquidation Preference"), plus an amount equal to accrued but unpaid dividends thereon, whether or not declared, to the date of such payment plus, if the date of such payment is not a Quarterly Dividend Payment Date, an amount equal to the annual dividend per share multiplied by a fraction, the numerator of which is the number of days from the Quarterly Dividend Payment Date next preceding the date of such payment to the date of such payment

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and the denominator of which is 365, provided that if the date of such payment is after a Dividend Record Date and before the Quarterly Dividend Payment Date to which that Dividend Record Date relates, the dividend otherwise payable on that Quarterly Dividend Payment Date shall not be paid by the Corporation, or
(B) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the 8% Preferred Stock, except distributions made ratably on the 8% Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

         6.8 Conversion. Each share of the 8% Preferred Stock may be converted (an "Optional Conversion") at any time, at the option of the holder thereof, into shares of Common Stock of the Corporation, on the terms and conditions set forth below in this Section 6.8, and may be converted at the option of the Corporation as provided in paragraph (g) of this Section 6.8.

         (a) Subject to the provisions for adjustment hereinafter set forth, each share of the 8% Preferred Stock shall be convertible in the manner hereinafter set forth, into 1.039 fully paid and nonassessable shares of Common Stock of the Corporation. Upon conversion of any shares of 8% Preferred Stock, the holder thereof shall be entitled to receive all accrued but unpaid dividends, whether or not declared, on the shares so converted plus, if the conversion date is not a Quarterly Dividend Payment Date, an amount equal to the annual dividend per share multiplied by a fraction, the numerator of which is the number of days from the Quarterly Dividend Payment Date next preceding the date of conversion to the conversion date and the denominator of which is 365 (the amount of any such unpaid dividends and the other amount being payable in such number of shares of Common Stock which would be issuable upon conversion of shares of 8% Preferred Stock having an aggregate Liquidation Preference equal to such amount), provided that if the conversion date is after a Dividend Record Date and before the Quarterly Dividend Payment Date to which that Dividend Record Date relates, the dividend otherwise payable on that Quarterly Dividend Payment Date in respect of the shares so converted shall not be paid by the Corporation.

         (b) The number of shares of Common Stock into which each share of the 8% Preferred Stock is convertible shall be adjusted from time to time as follows:

         (i) In case the Corporation shall at any time or from time to time declare or pay any dividend on its Common Stock payable in its Common Stock or effect a subdivision of the outstanding shares of its Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in its Common Stock), or combine or consolidate the outstanding shares of its Common Stock into a lesser number of shares of Common Stock, by reclassification or otherwise, or the Corporation shall otherwise effect a capital reorganization or reclassification of the Common Stock permitted by this Article VI, then, and in each such case, the number of shares of Common Stock into which each share of the 8% Preferred Stock is convertible shall be adjusted so that the holder

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of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock or number and kind of other securities which the holder would have owned after giving effect to such event had such shares been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this subparagraph (b)(i) shall become effective in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend, and otherwise at the close of business on the day immediately prior to the day upon which such corporate action becomes effective;

         (ii) In case the Corporation at any time or from time to time shall issue rights or warrants to all holders of shares of its Common Stock entitling them (for a period expiring within 45 calendar days after the date of issuance) to subscribe for or purchase shares of its Common Stock at a price per share (or having a conversion price per share) less than the Current Market Price (as defined in paragraph (c) below) per share of Common Stock on the record date fixed for the determination of shareholders entitled to receive such right or warrant, then, and in each such case (unless the holders of shares of the 8% Preferred Stock shall be permitted to subscribe for or purchase shares of Common Stock on the same basis as though such shares of the 8% Preferred Stock had been converted into shares of Common Stock immediately prior to the close of business on such record date), the number of shares of Common Stock into which each share of the 8% Preferred Stock is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (a) the number of shares of Common Stock into which such share was convertible immediately prior to such event by (b) a fraction, the numerator of which shall be the sum of (I) the number of shares of Common Stock outstanding on such record date plus (II) the number of additional shares of Common Stock offered for subscription or purchase, and the denominator of which shall be the sum of (I) the number of shares of Common Stock outstanding on such record date plus (II) the number of shares of Common Stock which the aggregate consideration receivable by the Corporation for the total number of shares of Common Stock so offered would purchase at such Current Market Price on such record date. For purposes of this subparagraph (b)(ii), the aggregate consideration receivable by the Corporation in connection with the issuance of rights of warrants to subscribe for or purchase securities convertible into Common Stock shall be deemed to be equal to the sum of the aggregate offering price of such securities plus the minimum aggregate amount, if any, payable upon conversion of such securities into shares of Common Stock. An adjustment made pursuant to this subparagraph (b)(ii) shall be made upon the issuance of any such rights or warrants and shall be effective retroactively immediately after the close of business on the record date fixed for the determination of shareholders entitled to receive such rights or warrants. For purposes of this subparagraph (b)(ii) the granting of the right to purchase Common Stock (whether treasury shares or newly issued shares) pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Corporation, and the investment of additional optional amounts, in shares of Common Stock, in any such case at a price per share of not less than 95% of the current market price (determined as provided in such plans) per share of Common Stock, shall not be

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deemed to constitute an issue of rights or warrants by the Corporation within the meaning of this subparagraph; and

         (iii) In case the Corporation at any time or from time to time shall declare, order, pay or make a dividend or other distribution of any kind or nature whatsoever which is permitted to be made pursuant to this Article VI on its Common Stock, other than a dividend payable in shares of the Corporation's Common Stock or rights or warrants to subscribe for shares of the Corporation's Common Stock covered under (ii) herein, then, and in each such case (unless the holders of shares of the 8% Preferred Stock shall receive any such dividend or other distribution on the same basis as though such shares of the 8% Preferred Stock had been converted into shares of Common Stock immediately prior to the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend or other distribution), the number of shares of Common Stock into which each share of the 8% Preferred Stock is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (a) the number of shares of Common Stock into which such share was convertible immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or distribution by (b) a fraction, the numerator of which shall be the Current Market Price (as defined in paragraph (c) below) per share of Common Stock on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or distribution, and the denominator of which shall be such Current Market Price per share of Common Stock less the fair value of such dividend or distribution (as determined in good faith by the Board of Directors of the Corporation, a certified resolution with respect to which shall be filed with each transfer agent for the 8% Preferred Stock) payable in respect of one share of Common Stock. An adjustment made pursuant to this subparagraph (b)(iii) shall be made upon the opening of business on the next business day following the date on which any such dividend or distribution is made and shall be effective retroactively immediately after the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or distribution;

         (c) The term "Current Market Price" shall mean, as applied to any class of stock on any date, the average of the daily "Closing Prices" (as hereinafter defined) for the 20 consecutive "Trading Days" (as hereinafter defined) immediately prior to the date in question; provided, however, that in the event that the Current Market Price per share of Common Stock is determined during a period which includes the ex-dividend date for a dividend or distribution by the Corporation on its Common Stock payable in shares of its Common Stock or the record date for a stock split, reverse stock split, recapitalization or similar corporate transaction, then, and in each such case, the Current Market Price shall be appropriately adjusted to reflect the Current Market Price per Common Stock equivalent. The term "Closing Price" on any day shall mean the last sales price, regular way, per share of such stock on such day, or, if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, as reported in the principal consolidation transaction reporting

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system with respect to securities listed or admitted to trading on the New York
Stock Exchange or, if shares of such stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidation transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of such stock are listed or admitted to trading, including for these purposes the Nasdaq Stock Market National Market System, or, if the shares of such stock are not listed or admitted to trading on any national securities exchange, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or other similar system then in use or, if such bid and ask prices are not reported on any such system, the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Corporation. The term "Trading Day" shall mean a day on which the principal national securities exchange on which shares of such stock are listed or admitted to trading is open for the transaction of business or, if the shares of such stock are not listed or admitted to trading on any national securities exchange, a Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in the Borough of Manhattan, City and State of New York, are not authorized or obligated by law or executive order to close (a "Business Day") and on which high bid and low asked prices are quoted by NASDAQ or, if shares of such stock are not traded on NASDAQ, by such other similar system or if shares of such stock are not traded on any such system, a Business Day;

         (d) If any adjustment in the number of shares of Common Stock into which each share of the 8% Preferred Stock may be converted required pursuant to this Section 6.8 would result in an increase or decrease of less than 1% in the number of shares of Common Stock into which each share of the 8% Preferred Stock is then convertible, the amount of any such adjustment shall be carried forward and adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least 1% of the number of shares of Common Stock into which each share of the 8% Preferred Stock is then convertible. All calculations under this Section 6.8 shall be made to the nearest one-hundredth of a share;

         (e) The Board of Directors may, but shall not be required to, increase the number of shares of Common Stock into which each share of the 8% Preferred Stock may be converted, in addition to the adjustments required by Section 6.8(b), as shall be determined by it (as evidenced by a resolution of the Board of Directors) to be advisable in order to avoid or diminish any income deemed to be received by any holder of the Common Stock or 8% Preferred Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for federal income tax purposes;

         (f) The holder of any shares of the 8% Preferred Stock electing to make an Optional Conversion shall do so by surrendering for such purpose to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, a certificate or certificates representing the shares of 8% Preferred Stock to be

639422.31
                                      -12-
converted accompanied by a written notice stating that such holder elects to convert all or a specified whole number of such shares in accordance with the provisions of this Section 6.8(f) and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. As promptly as practicable, and in any event within five business days after the surrender of such certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes, the Corporation shall deliver or cause to be delivered (i) certificates representing the number of validly issued, fully paid and nonassessable shares Common Stock of the Corporation to which the holder of the 8% Preferred Stock so converted shall be entitled and
(ii) if less than the full number of shares of the 8% Preferred Stock evidenced by the surrendered certificate or certificates are being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares converted. Such conversions shall be deemed to have been made at the close of business on the date of giving of such notice and of such surrender of the certificate or certificates representing the shares of the 8% Preferred Stock to be converted so that the rights of the holder thereof shall cease except for the right to receive Common Stock of the Corporation in accordance herewith, and the converting holder shall be treated for all purposes as having become the record holder of such Common Stock of the Corporation at such time;

         (g) The Corporation shall have the right, from time to time, on or after October 1, 2001, in its sole discretion, to convert shares of 8% Preferred Stock in tranches having an aggregate Liquidation Preference of up to $50 million on each occasion, into shares of Common Stock, as follows:

         (i) If at any time on or after October 1, 2001 the Common Stock is (x) listed on a national securities exchange or included for quotation on the National Market System of the NASDAQ Stock Market and (y) the Closing Price of the Common Stock on the National Market System of the NASDAQ Stock Market or on such national securities exchange exceeds $11.55 per share (the "Test Amount") for each Trading Day (as defined in paragraph (c) above) during a Testing Period (as defined below), the Corporation shall have the right, in its sole discretion, to convert issued and outstanding shares of 8% Preferred Stock into shares of Common Stock, which conversion shall become effective as of a date no earlier than ten (10) days and no later than forty (40) days following the end of the relevant Testing Period, provided that the Corporation shall not have the right to convert 8% Preferred Stock having an aggregate principal amount of more than $50 million with respect to any single Testing Period. Any such conversion compelled by the Corporation shall be referred to herein as a "Forced Conversion." The Test Amount shall be appropriately adjusted in connection with any stock split, stock dividend, reverse stock split, recapitalization or similar corporate transaction.


639422.31
                                      -13-

         (ii) The shares of each holder of 8% Preferred Stock shall be converted on a pro rata basis on any Forced Conversion. The transfer agent shall give holders of the 8% Preferred Stock written notice of the Forced Conversion at least ten (10) days prior to the effective date thereof, which notice shall specify (A) the effective date , (B) the Testing Period utilized, (C) the Aggregate Liquidation Amount of the 8% Preferred Stock to be converted, (D) the pro ration factor, if less than all outstanding shares of 8% Preferred Stock are to be converted and (E) the number of shares of Common Stock into which each share of 8% Preferred Stock shall be converted pursuant to the Forced Conversion. Any period of ten (10) consecutive Trading Days that does not precede or include a previously announced effective date of a Forced Conversion shall be referred to herein as a "Testing Period."

         (iii) Following a Forced Conversion, the holders of shares of 8% Preferred Stock shall have the right to receive certificates representing the shares of Common Stock into which such shares of 8% Preferred Stock have been converted by surrendering to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, a certificate or certificates representing the applicable shares of 8% Preferred Stock. As promptly as practicable, and in any event within five business days after the surrender of such certificates, the Corporation shall deliver or cause to be delivered certificates representing the number of validly issued, fully paid and nonassessable shares Common Stock of the Corporation to which the holder of the 8% Preferred Stock so converted shall be entitled. Upon a Forced Conversion, the rights of the holders of 8% Preferred Stock shall cease except for the right to receive Common Stock of the Corporation in accordance herewith, and the holder shall be treated for all purposes as having become the record holder of such Common Stock of the Corporation at such time;

         (iv) Upon the Forced Conversion of the 8% Preferred Stock, the holders thereof shall be entitled to receive payment of all accrued but unpaid dividends, whether or not declared, plus, if the conversion date is not a Quarterly Dividend Payment Date, an amount equal to the annual dividend per share multiplied by a fraction, the numerator of which is the number of days from the Quarterly Dividend Payment Date next preceding the date of conversion to the conversion date and the denominator of which is 365 (the amount of such unpaid dividends and the other amount being payable in such number of shares of Common Stock which would be issuable upon conversion of shares of 8% Preferred Stock having an aggregate Liquidation Preference equal to such amount) in respect of the shares so converted, provided that if the conversion date is after a Dividend Record Date and before the Quarterly Dividend Payment Date to which that Dividend Record Date relates, the dividend otherwise payable on that Quarterly Dividend Payment Date in respect of the shares so converted shall not be paid by the Corporation.

         (h) In connection with the conversion of any shares of the 8% Preferred Stock, no fractions of shares of Common Stock shall be issued, but the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the market value of such fractional interest. In such event, the market value of a share of Common Stock of the

639422.31
                                      -14-

Corporation shall be the Closing Price of such shares on the last business day on which such shares were traded immediately preceding the date upon which such shares of 8% Preferred Stock are deemed to have been converted.

         (i) The Corporation shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock of the Corporation issuable upon the conversion of all outstanding shares of the 8% Preferred Stock.

         6.9 Adjustments For Consolidation, Merger, etc. In case (A) the Corporation shall consolidate with or merge into any other person and shall not be the continuing or surviving corporation of such consolidation or merger, (B) any other person shall consolidate with or merge into the Corporation and the Corporation shall be the continuing or surviving person, but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any other property, or (C) the Corporation shall transfer all or substantially all of its properties or its assets to any other person, then, and in each such case, each outstanding share of 8% Preferred Stock shall, upon the effective date of such event, be convertible into the number of shares of stock or other securities or cash or other property which the holder would have owned after giving effect to such event had such share been converted pursuant to Section 6.8 immediately prior to the occurrence of such event, plus any additional shares of stock or other securities or cash or other property payable by the terms of such event to the holders of shares 8% Preferred Stock.

         6.10 Reports as to Adjustments. Whenever the number of shares of Common Stock into which the shares of the 8% Preferred Stock are convertible is adjusted as provided in Section 6.8, the Corporation shall (A) promptly compute such adjustment and furnish to each transfer agent for the 8% Preferred Stock a certificate, signed by a principal financial officer of the Corporation, setting forth the number of shares of Common Stock, or the number and kind of any other securities, into which each share of the 8% Preferred Stock is convertible as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof and when such adjustment will become effective and (B) promptly mail to the holders of record of the outstanding shares of the 8% Preferred Stock a notice stating that the number of shares into which the shares of 8% Preferred Stock are convertible has been adjusted and setting forth the new number of shares into which each share of the 8% Preferred Stock is convertible as a result of such adjustment and when such adjustment will become effective and the basis for such adjustment in appropriate detail.

         6.11 Notices of Corporate Action. In the event of:

         (a) any taking by the Corporation of a record of the holders of its Common Stock for the purpose of determining the holders thereof who are entitled to receive any distribution or any right or warrant permitted to be distributed or given to the holder of

639422.31
                                      -15-

Common Stock in accordance with this Article VI (other than a dividend payable solely in shares of Common Stock).

         (b) any capital reorganization, reclassification or recapitalization of the Corporation (other than a subdivision or combination of the outstanding shares of its Common Stock), any consolidation or merger involving the Corporation and any other person (other than a consolidation or merger with a wholly-owned subsidiary of the Corporation, provided that the Corporation is the surviving or the continuing corporation and no change occurs in the Common Stock), or any transfer of all or substantially all the assets of the Corporation to any other person; or

         (c) any voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, and in each such case, the Corporation shall cause to be mailed to each transfer agent for the shares of the 8% Preferred Stock and to the holders of record of the outstanding shares of the 8% Preferred Stock, at least 20 days (or 10 days in case of any event specified in clause (a) above) prior to the applicable record or effective date hereinafter specified, a notice stating (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right and the amount and character of such dividend, distribution or right or (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding up. Such notice shall also state whether such transaction will result in any adjustment in the number of shares of Common Stock, or kind and number of any other securities, into which shares of the 8% Preferred Stock are convertible and, if so, shall state the new number of shares of Common Stock, or kind and number of any other securities, into which each share of the 8% Preferred Stock shall be convertible upon such adjustment and when such adjustment will become effective. The failure to give any notice required by this Section 6.11, or any defect therein, shall not affect the legality or validity of any such action requiring such notice.


                                   ARTICLE VII

                                  NOTE EXCHANGE

         7.1 Right to Exchange 8% Preferred Stock for Subordinated Notes. Subject to the terms and conditions set forth herein, including the approval of the holders of 8% Preferred Stock as provided in Section 6.3(c) hereof, the Corporation, as note issuer (the "Note Issuer"), may, at its option at any time after April 1, 2000, exchange all, but not less

639422.31
                                      -16-
than all, of the outstanding 8% Preferred Stock for subordinated notes (the "Subordinated Notes") of the Note Issuer (the "Note Exchange"). Pursuant to the Note Exchange, each share of 8% Preferred Stock shall be exchanged for a Subordinated Note in an aggregate principal amount equal to the sum of (i) the liquidation preference of the 8% Preferred Stock to be exchanged, as set forth in Article VI hereof, and (ii) any accrued and unpaid dividends on such 8% Preferred Stock. Notwithstanding the foregoing, the Subordinated Notes will be in registered form without coupons in denominations of $100 (or such greater amount as may be required by applicable State or Federal law) and integral multiples of $100 in excess thereof and, in connection with the exchange of any shares of the 8% Preferred Stock, no fractions of Subordinated Notes shall be issued. If any fraction of a Subordinated Note would be issuable on the exchange of the 8% Preferred Stock for Subordinated Notes, the Corporation shall direct and deposit with the Paying Agent an amount sufficient to pay an amount in cash for such fractional interests.

         7.2 Terms of the Subordinated Notes.

         (a) The Subordinated Notes shall be issued under an indenture substantially in the form attached hereto as Exhibit A (the "Indenture"). The holders of the Subordinated Notes shall be deemed to be stockholders, and the Subordinated Notes shall be deemed to be shares of stock, for the purpose of any provision of the Delaware General Corporation Law or this Restated Certificate of Incorporation, which requires the vote of stockholders as a prerequisite to any corporate action. The holders of the Subordinated Notes shall have the voting rights set forth in Section 2.05 of the Indenture, which terms are incorporated herein by reference.

         (b) The annual rate of interest on the Subordinated Notes shall be 8%, payable in the manner set forth in the form of Subordinated Note included as
Exhibit 1 to the Indenture from and after the Dividend Payment Date next preceding the Note Exchange Date (as hereafter defined) or if the Note Exchange Date is a Dividend Payment Date, from such date. The principal amount of the Subordinated Notes shall be equal to the sum of (i) the liquidation preference of the 8% Preferred Stock to be exchanged, as set forth in Article VI hereof, and (ii) any accrued and unpaid dividends on such 8% Preferred Stock. The Notes shall mature on October 1, 2011.


         7.3 Manner of Exchange.

         (a) The Note Issuer may elect to consummate the Note Exchange at any time. The Note Issuer shall elect to consummate the Note Exchange by mailing to each holder of record of the 8% Preferred Stock (a "Holder") a notice of exchange (the "Note Exchange Notice") at such Holder's address as it appears on the books of the Corporation. The Note Exchange Notice shall specify (x) a date not less than 30 days nor more than 60 days following the date of the Note Exchange Notice on which the Note Exchange is to be consummated (the

639422.31
                                      -17-

"Note Exchange Date"), (y) the procedures for exchanging certificates representing 8% Preferred Stock for certificates representing Subordinated Notes and (z) the number of shares of 8% Preferred Stock to be exchanged and, if applicable, each Holder's pro rata portion of shares to be exchanged.

         (b) As of 5:00 p.m., New York City time, on the Note Exchange Date, the 8% Preferred Stock shall no longer be deemed to be outstanding and shall be retired and all rights with respect to such shares, including, without limitation, the rights, if any, to receive dividends and to receive notices and to vote or consent (except for the right of the Holders to receive the Subordinated Notes to which such Holder is entitled pursuant to the Note Exchange) shall forthwith cease.

         (c) Upon the exchange of shares of 8% Preferred Stock into Subordinated Notes, as provided herein, the Note Issuer will pay any documentary, stamp or similar issue or transfer taxes which may be due with respect to the transfer and exchange of such exchanged shares, if any; provided, however, that if the Subordinated Notes into which the shares of 8% Preferred Stock are exchangeable are to be issued in the name of any person other than the Holder of the shares of 8% Preferred Stock, the amount of any transfer taxes (whether imposed on the Note Issuer, the holder or such other person) payable on account of the transfer to such person will be payable by the Holder.

         7.4 Selection of Indenture Trustee. Prior to the Note Exchange Date, the Corporation shall appoint the person or entity to serve as trustee under the Indenture (the "Indenture Trustee"). The Indenture Trustee shall satisfy the requirements of Section 310(a)(1) of the Trust Indenture Act of 1939, as amended, and shall have a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition.

         7.5 Conditions to Note Exchange.

         (a) It will be a condition to the Note Exchange that: (i) the Subordinated Notes have been registered under the Securities Act of 1933, unless an exemption from registration is available, (ii) the Indenture pursuant to which the Subordinated Notes are to be issued has been executed and delivered by the Note Issuer and the Indenture Trustee, (iii) the Indenture Trustee, for the third party benefit of each holder of shares of 8% Preferred Stock on the Note Exchange Date, shall have received an opinion from outside counsel with a national reputation in corporate and securities and tax law matters (which may be Battle Fowler LLP) to the effect that the Subordinated Notes will, when issued in accordance with the terms of the Indenture, be legal, valid, binding and enforceable obligations of the Note Issuer and that each holder of shares of 8% Preferred Stock will not recognize income, for federal income tax purposes, in excess of (a) the principal amount of the Subordinated Notes to be issued to each such holder minus (b) the sum of the amount paid by the initial holder for the shares of 8% Preferred Stock exchanged therefor and the amount, if any, of taxable income

639422.31
                                      -18-
previously recognized by such holder and successors due to its ownership of the 8% Preferred Stock exchanged therefor other than with respect to cash dividends,
(iv) immediately after the Note Exchange, no default or event of default will exist under the Indenture, (v) the Indenture has been qualified under the Trust Indenture Act of 1939, as amended, and (vi) the Subordinated Notes shall have been listed on a national securities exchange or on the National Market System of the NASDAQ stock market.

         (b) The Note Exchange shall comply with all applicable federal and state securities and blue sky laws and, subject to Section 9.2, the provisions of this Article VII may be modified by the Note Issuer without the approval of the holders of the 8% Preferred Stock in order to effect such compliance.

         (c) The Note Issuer may take any action necessary, including without limitation, amending or modifying the Indenture prior to the Note Exchange, in order to qualify the Indenture under the Trust Indenture Act of 1939, as amended, and as in effect from time to time.


                                  ARTICLE VIII

                          MANAGEMENT OF THE CORPORATION

         8.1 Except as otherwise provided herein, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of Directors which shall constitute the entire Board of Directors shall be eleven (11).

         8.2 The Board of Directors shall have the power to adopt, amend, and repeal the By-Laws of the Corporation.

         8.3 The stockholders and directors shall have the power, if the By-Laws so provide, to hold their respective meetings within or without the State of Delaware and may (except as otherwise required by law) keep the Corporation's books outside the State of Delaware, at such places as from time to time may be designated by the By-Laws or the Board of Directors.

         8.4 Election of directors need not be by written ballot unless the By-laws so provide.

         8.5 In addition to the powers and authority hereinbefore conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Certificate of Incorporation, and the By-Laws; provided, however, that no

639422.31
                                      -19-

By-Laws hereafter adopted shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.


                                   ARTICLE IX

                                   AMENDMENTS

         9.1 The Corporation reserves the right to amend or repeal any provisions contained in this Certificate of Incorporation from time to time and at any time in the manner now or hereafter prescribed in this Certificate of Incorporation or the By-Laws or required by the laws of the State of Delaware, and all rights herein conferred upon stockholders are granted subject to such reservation.

         9.2 So long as any shares of the 8% Preferred Stock are outstanding, without the affirmative vote or consent of holders of at least two-thirds of the outstanding shares of the 8% Preferred Stock voting or consenting separately as one class, no amendment may be made to (i) Article VI of this Certificate of Incorporation which would increase or decrease the aggregate number of authorized shares of the 8% Preferred Stock, increase or decrease the par value of the shares of such class, make any change that adversely affects the conversion or voting rights of the 8% Preferred Stock or alter or change any other powers, preferences, or special rights of the shares of such class so as to affect them adversely, (ii) Article VII hereof which would adversely affect the rights of holders of 8% Preferred Stock or of Subordinated Notes, (iii) the Indenture which is attached hereto as Exhibit A which would adversely affect the rights of holders of Subordinated Notes or, (iv) this Section 9.2; provided, however, as long as any shares of 8% Preferred Stock are outstanding, without the unanimous vote or consent of holders of the outstanding 8% Preferred Stock voting or consenting separately as one class, no amendment may be made to (i) reduce the rate of or change the time of payment of dividends on the 8% Preferred Stock, (ii) change the form of payment of any amounts payable in respect of the 8% Preferred Stock, (iii) reduce the Liquidation Preference of the 8% Preferred Stock, (iv) change the redemption date, or reduce the redemption price, specified in Section 6.5(a) for the 8% Preferred Stock, or (v) adversely effect the right to convert the 8% Preferred Stock into shares of Common Stock as provided in Section 6.8.


                                    ARTICLE X

                      LIMITATION OF LIABILITY OF DIRECTORS

         No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, that the foregoing clause shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions

639422.31
                                      -20-
not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the director derived an improper personal benefit. For purposes of the prior sentence, the term "damages" shall, to the extent permitted by law, include without limitation, any judgment, fine, amount paid in settlement, penalty, punitive damages, excise or other tax assessed with respect to an employee benefit plan, or expense of any nature (including, without limitation, counsel fees and disbursements). Each person who serves as a director of the Corporation while this Article X is in effect shall be deemed to be doing so in reliance on the provisions of this Article X. Any repeal or modification of this
Article X shall not adversely affect any right or protection of a director existing prior to such repeal or modification. The provisions of this Article X are cumulative and shall be in addition to and independent of any and all other limitations on or eliminations of the liabilities of directors of the Corporation, as such, whether such limitations or eliminations arise under or are created by any law, rule, regulation, by-law, agreement, vote of stockholders or directors, or otherwise.


                                   ARTICLE XI

                                   ISSUANCE OF
                           NONVOTING EQUITY SECURITIES

         The Corporation will not issue nonvoting equity securities to the extent prohibited by Section 1123 of the United States Bankruptcy Code; provided, however, that this Article XI (a) will have no further force and effect beyond that required under Section 1123 of the United States Bankruptcy Code, (b) will have such force and effect, if any, only for so long as such
Section 1123 is in effect and applicable to the Corporation, and (c) in all events may be amended or eliminated in accordance with applicable law as from time to time in effect.


639422.31
                                      -21-

         IN WITNESS WHEREOF, the Corporation has caused this Restated Certificate of Incorporation to be duly executed and acknowledged, this 1st day of October, 1998.

                                   TOY BIZ, INC.



                                   By: /s/ JOSEPH M. AHEARN
                                      __________________________________________
                                      Name:  Joseph M. Ahearn
                                      Title: President and Chief Executive
                                             Officer


639422.31
                                      -22-

                                                                       Exhibit A


                               FORM OF INDENTURE1

================================================================================

                                 TOY BIZ, INC.2


                  8% Convertible Subordinated Voting Debentures
                                    due 2011


                                 ---------------

                                    INDENTURE
                                 ---------------


                                 Dated as of [ ]


                                       [ ]

                                     Trustee


================================================================================



--------
1 Form of Indenture for Subordinated Notes to be issued in the event of an exchange of the 8% Cumulative Convertible Exchangeable Preferred Stock (the "8% Preferred Stock") of Toy Biz, Inc. (which expects to change its name to "Marvel Enterprises, Inc." on or about
     October 1, 1998).
2 Or the successor entity, the "Note Issuer" as defined in the Restated Certificate of Incorporation of the Corporation.

705179.13

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

                                    ARTICLE I

DEFINITIONS AND INCORPORATION BY REFERENCE........................................................................1

Section 1.01      Definitions.....................................................................................1
Section 1.02      Other Definitions...............................................................................5
Section 1.03      Incorporation by Reference of Trust Indenture Act...............................................5
Section 1.04      Rules of Construction...........................................................................5

                                   ARTICLE II

THE SECURITIES....................................................................................................6

Section 2.01      Form and Dating.................................................................................6
Section 2.02      Execution and Authentication....................................................................6
Section 2.03      Registrar and Paying Agent......................................................................7
Section 2.04      Payment by the Corporation to the Trustee; Paying Agent to Hold Money in
                  Trust...........................................................................................7
Section 2.05      Voting Rights of Securityholders................................................................7
Section 2.06      Conversion Into Common Stock....................................................................8
Section 2.07      Adjustments For Consolidation, Merger, etc.....................................................14
Section 2.08      Reports as to Adjustments......................................................................14
Section 2.09      Notices of Corporate Action....................................................................15
Section 2.10      Securityholder Lists...........................................................................16
Section 2.11      Transfer and Exchange..........................................................................16
Section 2.12      Replacement Securities.........................................................................16
Section 2.13      Outstanding Securities.........................................................................17
Section 2.14      Treasury Securities............................................................................17
Section 2.15      Temporary Securities...........................................................................17
Section 2.16      Cancellation...................................................................................17
Section 2.17      Certain Limitations on Securities..............................................................18

                                   ARTICLE III

COVENANTS........................................................................................................18

Section 3.01      Payment of Securities..........................................................................18
Section 3.02      Dividends, Etc.................................................................................18
Section 3.03      Reports by Corporation.........................................................................19
Section 3.04      Money for Security Payments to Be Held in Trust................................................19

705179.13
                                       -i-



                                                                                                               Page

Section 3.05      Compliance Certificate.........................................................................20
Section 3.06      Authorization of Common Stock..................................................................20
Section 3.07      Certain Restrictions...........................................................................20

                                   ARTICLE IV

SUCCESSORS.......................................................................................................21

Section 4.01      When Corporation May Merge, etc................................................................21
Section 4.02      Successor Substituted..........................................................................22

                                    ARTICLE V

DEFAULTS AND REMEDIES............................................................................................22

Section 5.01      Events of Default..............................................................................22
Section 5.02      Acceleration; Limitations on Acceleration......................................................22
Section 5.03      Other Remedies.................................................................................23
Section 5.04      Waiver of Default..............................................................................23
Section 5.05      Control by Majority............................................................................23
Section 5.06      Limitation on Suits............................................................................23
Section 5.07      Rights of Holders to Receive Payment...........................................................24
Section 5.08      Collection Suit by Trustee.....................................................................24
Section 5.09      Trustee May File Proofs of Claim...............................................................24
Section 5.10      Priorities.....................................................................................24
Section 5.11      Undertaking for Costs..........................................................................25

                                   ARTICLE VI

TRUSTEE..........................................................................................................25

Section 6.01      Duties of Trustee..............................................................................25
Section 6.02      Rights of Trustee..............................................................................26
Section 6.03      Individual Rights of Trustee...................................................................27
Section 6.04      Disclaimer.....................................................................................27
Section 6.05      Notice of Defaults.............................................................................27
Section 6.06      Reports by Trustee to Holders..................................................................27
Section 6.07      Compensation and Indemnity.....................................................................27
Section 6.08      Replacement of Trustee.........................................................................28
Section 6.09      Successor Trustee by Merger....................................................................29
Section 6.10      Eligibility; Disqualification..................................................................29

705179.13
                                      -ii-



                                                                                                               Page

Section 6.11      Preferential Collection of Claims Against Corporation..........................................29

                                   ARTICLE VII

SATISFACTION AND DISCHARGE.......................................................................................29

Section 7.01      Satisfaction and Discharge of Indenture........................................................29
Section 7.02      Application of Trust Money.....................................................................30
Section 7.03      Repayment to Corporation.......................................................................30

                                  ARTICLE VIII

AMENDMENTS.......................................................................................................31

Section 8.01      Without Consent of Holders.....................................................................31
Section 8.02      With Consent of Holders........................................................................31
Section 8.03      Reserved.......................................................................................32
Section 8.04      Revocation and Effect of Consents..............................................................32
Section 8.05      Notation on or Exchange of Securities..........................................................32
Section 8.06      Trustee Protected..............................................................................32
Section 8.07      Rights of Holders to Receive Payment...........................................................32

                                   ARTICLE IX

SUBORDINATION....................................................................................................33

Section 9.01      Agreement to Subordinate.......................................................................33
Section 9.02      Subordination..................................................................................33
Section 9.03      Notice to Trustee of Specified Events; Reliance on Certificate of Custodian....................34
Section 9.04      Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice........................35
Section 9.05      Absolute Obligation to Pay.....................................................................35
Section 9.06      Trustee's Rights as Holder of Senior Debt......................................................35
Section 9.07      No Implied Obligations to Holders of Senior Debt...............................................36
Section 9.08      Enforceability of Subordination................................................................36
Section 9.09      Trustee Authorized to Effectuate Subordination.................................................36

                                    ARTICLE X

REDEMPTION.......................................................................................................36

Section 10.01     Optional Redemption; Notice of Redemption......................................................36

705179.13
                                      -iii-



                                                                                                               Page

Section 10.02     Notice of Redemption...........................................................................36
Section 10.03     Effect of Notice of Redemption.................................................................37
Section 10.04     Deposit of the Redemption Price................................................................37

                                   ARTICLE XI

MISCELLANEOUS....................................................................................................38

Section 11.01     Trust Indenture Act Controls...................................................................38
Section 11.02     Notices........................................................................................38
Section 11.03     Communication by Holders with Other Holders....................................................39
Section 11.04     Certificate and Opinion as to Conditions Present...............................................39
Section 11.05     Statements Required in Certificate or Opinion..................................................39
Section 11.06     Rules by Trustee and Agents....................................................................40
Section 11.07     Legal Holidays.................................................................................40
Section 11.08     No Recourse Against Others.....................................................................40
Section 11.09     Duplicate Originals............................................................................40
Section 11.10     Governing Law..................................................................................40
Section 11.11     No Adverse Interpretation of Other Agreements..................................................40
Section 11.12     Successors.....................................................................................40
Section 11.13     Severability...................................................................................40
Section 11.14     Table of Contents, Headings, etc...............................................................40





705179.13
                                      -iv-

         INDENTURE dated as of [_________________] between Toy Biz, Inc., a Delaware corporation, and [______________________], a [_______________]
corporation, as trustee.

         Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the 8% Convertible Subordinated Capital Debentures due October 1, 2011.


                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

         Section 1.01  Definitions.

         "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purpose of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent" means any Registrar, Paying Agent or co-Registrar.

         "Board of Directors" means the Board of Directors of the Corporation or any authorized committee of such Board.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to close.

         "Commission" means the Securities and Exchange Commission, and its successors.

         "Common Stock" means the Corporation's common stock, par value $.01 per share.

         "Consolidated Tangible Capital" of any Person means, at any date, the total amount of non-redeemable preferred stock and common shareholders' equity (excluding amounts attributable to securities which are exchangeable for or convertible into securities other than non-redeemable preferred stock or common stock and any amounts attributable to shares issued pursuant to an acquisition by such Person) which would appear on a consolidated statement of financial condition of such Person as at such date prepared in accordance with generally accepted accounting principles, less all intangible assets appearing thereon.


705179.13

         "Corporate Trust Office" means the corporate trust office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which on the date hereof is [______________________].

         "Corporation" means Toy Biz, Inc. (which expects to change its name to "Marvel Enterprises, Inc." on or about October 1, 1998) or its successor "Note Issuer", provided that any such successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter, "Corporation" shall mean each successor Person, and any other obligor upon the Securities.

         "Default" means an event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

         "8% Preferred Stock" means the 8% Cumulative Convertible Exchangeable Preferred Stock of the Corporation.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and as in effect from time to time.

         "Holder" or "Securityholder" means a Person in whose name a Security is registered in the register of the Securities kept by the Registrar.

         "Indebtedness" means, with respect to any Person, at any date, (i) all indebtedness, obligations or other liabilities for borrowed money, whether matured or unmatured, liquidated or unliquidated, direct or contingent, joint or several, and whether now existing or hereafter created; (ii) all indebtedness secured by any mortgage, lien, pledge, charge or encumbrance upon Property owned by such Person; (iii) all indebtedness, obligations or liabilities of others of the type described in the preceding clauses (i) and (ii) which the Corporation has guaranteed or is in any other way liable for; and (iv) all amendments, renewals, extensions or refundings of any such indebtedness, obligation or liability; (v) all obligations to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) Property which obligation is required to be classified and accounted for as a capital lease on a balance sheet prepared in accordance with generally accepted accounting principles; (vi) all payment obligations with respect to interest rate or currency protection agreements; (vii) all obligations as an account party under any letter of credit or in respect of bankers' acceptance; and (viii) all obligations of any third party secured by Property (regardless of whether or not the Note Issuer is liable for repayment of such obligations).

         "Indenture" means this instrument as amended from time to time by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereto.

         "Interest Payment Due" means the date specified in the Securities as the fixed date on which interest is due and payable.

705179.13
                                       -2-

         "Officer" means the Chairman of the Board of Directors, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Corporation.

         "Officers' Certificate" means a certificate signed by (i) the Chairman or Vice Chairman of the Board of Directors, President or any Vice President and
(ii) the Treasurer, Secretary or any Assistant Treasurer or any Assistant Secretary of the Corporation and delivered to the Trustee by the terms of this Indenture; provided that, in the event an Officer of the Corporation holds a position set forth in (i) or (ii) above, such Officer may sign an Officer's Certificate only in his capacity as an Officer under either clause (i) or (ii), but not both.

         "Opinion of Counsel" means a written opinion from legal counsel, which opinion and legal counsel are acceptable to the Trustee. The counsel may be an employee of or counsel to the Corporation.

         "Order of the Corporation" means a written order signed in the name of the Corporation by its President or any Vice President and by its Treasurer, Secretary or any Assistant Treasurer or Assistant Secretary of the Corporation and delivered to the Trustee.

         "Person" means an individual, partnership, corporation or unincorporated organization, and a government or agency or political subdivision thereof.

         "Principal" means principal amount of a debt security plus the premium, if any, on the security.

         "Primary Indebtedness" means Indebtedness other than Indebtedness Ranking on Parity with the Securities or Ranking Junior to the Securities.

         "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

         "Ranking Junior to the Securities" means, as respects any obligation of the Corporation, an obligation that by express provisions in the instrument creating, evidencing or governing such obligation (i) is specifically designated as ranking junior to the Securities, (ii) ranks junior to and not equally with or prior to the Securities (or to the Securities and any other obligations of the Corporation ranking on a parity with the Securities) in right of payment upon the happening of a Specified Event, as defined in Section 9.02, and (iii) is also made junior and subordinate in right of payment to other obligations of the Corporation to at least the same extent as the Securities are made junior and subordinate thereto by the provisions of Section 9.02.

         "Ranking on a Parity with the Securities" means, with respect to any obligation of the Corporation, an obligation that by express provisions in the instrument creating, evidencing or

705179.13
                                       -3-
governing such obligation (i) is specifically designated as ranking on a parity with the Securities, (ii) ranks equally with and not prior to the Securities in right of payment upon the happening of a Specified Event and (iii) is also made junior and subordinate in right of payment to other obligations of the Corporation to the same extent as the Securities are made junior and subordinate thereto by the provisions of Section 9.02.

         "Record Date" means the 15th day (whether or not a Business Day) of the month preceding the month in which an Interest Payment Date occurs.

         "Redemption Date" means, when used with respect to any Security to be redeemed, the date fixed for such redemption pursuant to this Indenture and the Security.

         "Redemption Price" means, when used with respect to any Security to be redeemed, the price fixed for such redemption pursuant to this Indenture and the Security as set forth in Section 10.01.

         "Securities" means the "8% Convertible Subordinated Voting Debentures due October 1, 2011" described above and issued under this Indenture.

         "Senior Debt" means principal of and premium, if any, and interest on all indebtedness and obligations of, and claims against, the Corporation (other those of the holders of 8% Preferred Stock or any other equity interests of the Corporation) including, without limitation, commercial paper, repurchase agreements, trade debt, secured Indebtedness and the Corporation's other obligations to its general and secured creditors, whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed by the Corporation (and all renewals, extensions or refundings thereof); provided, however, that "Senior Debt" shall not include the Securities, any Indebtedness Ranking on a Parity with the Securities or any Indebtedness Ranking Junior to the Securities.

         "Subsidiary" means any corporation of which the Corporation owns, directly or indirectly, more than 50% of the Voting Stock.

         "TIA" means the Trust Indenture Act of 1939, as amended, and as in effect from time to time.

         "Trustee" means the party named as such in this indenture until a successor replaces it and thereafter means such successor.

         "Trust Officer" means any officer within the Corporate Trust Office (or any successor group) of the Trustee, including any Vice President, any Assistant Vice President, any Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with

705179.13
                                       -4-
respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of or familiarity with the particular subject.

         "Voting Stock" means securities of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to vote for corporate directors (or Persons performing similar functions).

         Section 1.02  Other Definitions.


         Term                                                   Defined in
         ----                                                   ----------

"Blockage Period"...............................................Section 9.02(b)
"Default Notice"................................................Section 9.02(b)
"Event of Default"..............................................Section 5.01
"Legal Holiday".................................................Section 11.07
"Paying Agent"..................................................Section 2.03
"Registrar".....................................................Section 2.03
"Specified Event"...............................................Section 9.02(a)

         Section 1.03 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture, whether or not this Indenture is qualified under the TIA.

         The following TIA terms used in this Indenture have the following meanings:

         "indenture securities" means the Securities;

         "indenture security holder" means a Securityholder;

         "indenture to be qualified" means this Indenture;

         "indenture trustee" or "institutional trustee" means the Trustee; and

         "obligor" on the securities means the Corporation.

         All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by rule of the Commission under the TIA have the meanings assigned to them thereby.

         Section 1.04 Rules of Construction. Unless the context otherwise requires: (i) a term has the meaning assigned to it; (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in effect in the United States at the date of such computation; (iii) "or" is always used inclusively (for

705179.13
                                       -5-
example, the phrase "A" or "B" means "A or B or both," not "either A or B, but not both"); (iv) words in the singular include the plural, and in the plural include the singular; (v) provisions apply to successive events and transactions; and unless specifically stated, the words "herein," "hereof," "hereto" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.


                                   ARTICLE II

                                 THE SECURITIES

         Section 2.01 Form and Dating. The Securities and Trustee's certificate of authentication shall be substantially in the form of Exhibit 1, which is part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication.

         Section 2.02 Execution and Authentication. The Securities shall be executed on behalf of the Corporation by its Chairman of the Board, its President or one of its Vice Presidents under its corporate seal and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be actual or facsimile.

         If an officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

         A Security shall not be valid until authenticated by the manual signature of the Trustee. Such manual signature of the Trustee shall be conclusive evidence that the Security has been authenticated under this Indenture.

         The Trustee shall authenticate Securities for original issue up to the aggregate principal amount stated in paragraph 5 of the Securities upon an Order of the Corporation. The aggregate principal amount of Securities outstanding at any time may not exceed the amount as stated in paragraph 5 of the Securities except as provided in Section 2.12.

         The Trustee may appoint an authenticating agent acceptable to the Corporation to authenticate Securities, which authenticating agent shall be compensated by the Corporation. An authenticating agent may authenticate Securities whenever the Trustee may do so, other than the authentication of Securities issued upon original issue or pursuant to Section 2.12. Except as provided in the previous sentence, each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Corporation or an Affiliate.


705179.13
                                       -6-

         Section 2.03 Registrar and Paying Agent. The Corporation shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Securities may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Corporation may appoint one or more additional Paying Agents. The term "Paying Agent" includes any additional Paying Agent. The Corporation or any of its Subsidiaries may act as Paying Agent or Registrar.

         The Corporation shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Corporation shall give prompt written notice to the Trustee of the name and address of any such Agent and any change in the address of such Agent. If the Corporation fails to maintain a Registrar or Paying Agent, the Trustee shall act as such.

         The Corporation initially appoints the Trustee as Registrar and Paying Agent.

         Section 2.04 Payment by the Corporation to the Trustee; Paying Agent to Hold Money in Trust. On each due date for the payment of principal of, or interest on, any of the Securities, the Corporation shall deposit with the Trustee or Paying Agent, as the case may be, in immediately available funds a sum sufficient to pay the principal or interest so becoming due.

         The Corporation will require each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of or interest on the Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Corporation (or any other obligor upon the Securities) in the making of any payment of principal or interest; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         Section 2.05 Voting Rights of Securityholders. Holders of Securities shall have the following voting rights:

                  (a) Except as otherwise provided herein, each Holder shall be entitled to such number of votes for each Security held by him on all matters submitted to a vote of

705179.13
                                       -7-
         holders of Common Stock as shall be equal to the largest number of whole shares of Common Stock into which all of such Holder's Securities are then convertible.

                  (b) Except as otherwise provided herein or by law, the Holders and the holders of Common Stock shall vote together as one class on all matters submitted to a vote of the Corporation's stockholders.

                  (c) The Corporation shall not (A) consolidate with or merge into any other person in any transaction in which the Corporation is not the continuing or surviving corporation, (B) permit any other person to consolidate with or merge into the Corporation in any transaction in which the Corporation is the continuing or surviving person, but the Common Stock is changed into or exchanged for stock or other securities of any other person or cash or any other property, or
         (C) transfer all or substantially all of its properties or assets to any other person, unless such transaction is approved by Holders of a majority in principal amount of the outstanding Securities, voting together as a separate class, except that, in the case of a merger, consolidation or transfer to be consummated prior to October 1, 2001, such approval shall not be required if each of the following conditions are satisfied with respect to such merger, consolidation, sale or transfer: (i) the holders of Common Stock will receive consideration equal to at least $9.625 per share of Common Stock, and (ii) the Holders will receive (x) the same consideration such holders would have received had such Holders converted their Securities to Common Stock immediately prior to consummation of the merger, consolidation, sale or transfer, plus (y) an amount equal to the present value of the amount of interest such Holders would have been entitled to receive on their Securities if such Securities remained outstanding until October 1, 2001, discounted at a discount rate of 10% per annum, compounded quarterly.

         Section 2.06 Conversion Into Common Stock. A Security may be converted (an "Optional Conversion") at any time, at the option of a Holder, into shares of Common Stock, on the terms and conditions set forth below in this Section 2.06, and may be converted at the option of the Corporation as provided in paragraph (g) of this Section 2.06.

                  (a) Subject to the provisions for adjustment hereinafter set forth, each one thousand dollars ($1,000) in principal amount of Securities shall be convertible in the manner hereinafter set forth, into the number of fully paid and non-assessable shares of Common Stock obtained by multiplying [THE NUMBER OF SHARES OF COMMON STOCK INTO WHICH EACH SHARE OF 8% PREFERRED STOCK IS CONVERTIBLE ON THE DATE OF THE EXCHANGE OF 8% PREFERRED STOCK INTO SECURITIES] by a fraction, the numerator of which is one thousand (1,000) and the denominator of which is [THE LIQUIDATION PREFERENCE OF EACH SHARE OF 8% PREFERRED STOCK ON THE DATE OF THE EXCHANGE]. Upon conversion of a Security, a Holder shall be entitled to receive all accrued and unpaid interest up to the date of conversion of such Securities (the amount

705179.13
                                       -8-
         of any such unpaid interest being payable in such number of shares of Common Stock which would be issuable upon conversion of Securities having an aggregate principal amount equal to such amount), provided that if the conversion date is after the Record Date and before the Interest Payment Date to which that Record Date relates, the interest payment otherwise payable on that Interest Payment Date in respect of such Securities shall not be paid by the Corporation.

                  (b) The number of shares of Common Stock into which a Security is convertible shall be adjusted from time to time as follows:

                        (i) In case the Corporation shall at any time or from time to time declare or pay any dividend on Common Stock payable in Common Stock or effect a subdivision of the outstanding shares of its Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), or combine or consolidate the outstanding shares of Common Stock into a lesser number of shares of Common Stock, by reclassification or otherwise, or the Corporation shall otherwise effect a capital reorganization or reclassification of the Common Stock permitted by the Corporation's Restated Certificate of Incorporation, as amended, then, and in each such case, the number of shares of Common Stock into which a Security is convertible shall be adjusted so that the Holder shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock or number and kind of other securities which a Holder would have owned after giving effect to such event had such Security been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this subparagraph (b) shall become effective in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend, and otherwise at the close of business on the day immediately prior to the day upon which such corporate action becomes effective;

                       (ii) In case the Corporation at any time or from time to time shall issue rights or warrants to all holders of shares of Common Stock entitling them (for a period expiring within 45 calendar days after the date of issuance) to subscribe for or purchase shares of Common Stock at a price per share (or having a conversion price per share) less than the Current Market Price (as defined in paragraph (c) below) per share of Common Stock on the record date fixed for the determination of shareholders entitled to receive such right or warrant, then, and in each such case (unless Holders shall be permitted to subscribe for or purchase shares of Common Stock on the same basis as though the Securities had been converted into shares of Common Stock immediately prior to the close of business on such record date), the number of shares of Common Stock into which each Security is convertible shall be adjusted so that a Holder thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (a) the number of shares of Common Stock

705179.13
                                       -9-
         into which such Security was convertible immediately prior to such event by (b) a fraction, the numerator of which shall be the sum of (I) the number of shares of Common Stock outstanding on such record date plus (II) the number of additional shares of Common Stock offered for subscription or purchase, and the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding on such record date plus (y) the number of shares of Common Stock which the aggregate consideration receivable by the Corporation for the total number of shares of Common Stock so offered would purchase at such Current Market Price on such record date. For purposes of this subparagraph (b)(ii), the aggregate consideration receivable by the Corporation in connection with the issuance of rights of warrants to subscribe for or purchase securities convertible into Common Stock shall be deemed to be equal to the sum of the aggregate offering price of such securities plus the minimum aggregate amount, if any, payable upon conversion of such securities into shares of Common Stock. An adjustment made pursuant to this subparagraph (b)(ii), shall be made upon the issuance of any such rights or warrants and shall be effective retroactively immediately after the close of business on the record date fixed for the determination of shareholders entitled to receive such rights or warrants. For purposes of this subparagraph (b)(ii) the granting of the right to purchase Common Stock (whether treasury shares or newly issued shares) pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Corporation, and the investment of additional optional amounts, in shares of Common Stock, in any such case at a price per share of not less than 95% of the current market price (determined as provided in such plans) per share of Common Stock, shall not be deemed to constitute an issue of rights or warrants by the Corporation within the meaning of this subparagraph
         (b)(ii); and

                      (iii) In case the Corporation at any time or from time to time shall declare, order, pay or make a distribution of any kind or nature whatsoever which is permitted to be made pursuant to this Indenture on its Common Stock, other than a dividend payable in shares of Common Stock or rights or warrants to subscribe for shares of Common Stock covered under 2.06(b) (ii) herein, then, and in each such case (unless the Holders shall receive any such dividend or other distribution on the same basis as though the Securities had been converted into shares of Common Stock immediately prior to the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend or other distribution), the number of shares of Common Stock into which each Security is convertible shall be adjusted so that the Holder of each Security shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (a) the number of shares of Common Stock into which such Security was convertible immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or distribution by (b) a fraction, the numerator of which shall be the Current Market Price (as defined in paragraph (c) below) per share of Common Stock on the record date fixed for the

705179.13
                                      -10-
         determination of holders of Common Stock entitled to receive such dividend or distribution, and the denominator of which shall be such Current Market Price per share of Common Stock less the fair value of such dividend or distribution (as determined in good faith by the Board of Directors of the Corporation, a certified resolution with respect to which shall be filed with the Trustee) payable in respect of one share of Common Stock. An adjustment made pursuant to this subparagraph
         (b)(iii) shall be made upon the opening of business on the next business day following the date on which any such dividend or distribution is made and shall be effective retroactively immediately after the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or distribution;

                  (c) The term "Current Market Price" shall mean, as applied to any class of stock on any date, the average of the daily "Closing Prices" (as hereinafter defined) for the 20 consecutive "Trading Days" (as hereinafter defined) immediately prior to the date in question; provided, however, that in the event that the Current Market Price per share of Common Stock is determined during a period which includes the ex-dividend date for a dividend or distribution by the Corporation on its Common Stock payable in shares of its Common Stock, or the record date for a stock split, reverse stock split, recapitalization or similar corporate transaction, then, and in each such case, the Current Market Price shall be appropriately adjusted to reflect the Current Market Price per Common Stock equivalent. The term "Closing Price" on any day shall mean the last sales price, regular way, per share of such stock on such day, or, if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, as reported in the principal consolidation transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if shares of such stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidation transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of such stock are listed or admitted to trading, including for these purposes the Nasdaq Stock Market National Market System or, if the shares of such stock are not listed or admitted to trading on any national securities exchange, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or other similar system then in use or, if such bid and ask prices are not reported on any such system, the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Corporation. The term "Trading Day" shall mean a day on which the principal national securities exchange on which shares of such stock are listed or admitted to trading is open for the transaction of business or, if the shares of such stock are not listed or admitted to trading on any national securities exchange, a Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in the Borough of Manhattan, City and State of New York, are not authorized or obligated by law or executive order to close (a "Business Day") and on which high bid and low asked prices are quoted on NASDAQ or, if shares of such stock are not traded

705179.13
                                      -11-
         on NASDAQ, by such other similar system or if shares of such stock are not traded on any such system, a Business Day;

                  (d) If any adjustment in the number of shares of Common Stock into which each Security may be converted required pursuant to this
         Section 2.06 would result in an increase or decrease of less than 1% in the number of shares of Common Stock into which each Security is then convertible, the amount of any such adjustment shall be carried forward and adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least 1% of the number of shares of Common Stock into which each Security is then convertible. All calculations under this
         Section 2.06 shall be made to the nearest one-hundredth of a share;

                  (e) The Board of Directors may, but shall not be required to, increase the number of shares of Common Stock into which each Security may be converted, in addition to the adjustments required by Section 2.06(b), as shall be determined by it (as evidenced by a resolution of the Board of Directors) to be advisable in order to avoid or diminish any income deemed to be received by any holder of the Common Stock or the Securities resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for federal income tax purposes;

                  (f) A Holder of any of the Securities electing to make an Optional Conversion shall do so by surrendering for such purpose to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, the Securities to be converted accompanied by a written notice stating that such Holder elects to convert all or a specified whole number of such Securities in accordance with the provisions of this Section 2.06(f) and specifying the name or names in which such Holder wishes the certificate or certificates for shares of Common Stock to be issued. In case such notice shall specify a name or names other than that of such Holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. As promptly as practicable, and in any event within five business days after the surrender of such Securities and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes, the Corporation shall deliver or cause to be delivered certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock to which a Holder of the Securities so converted shall be entitled. Such conversions shall be deemed to have been made at the close of business on the date of giving of such notice and of such surrender of the Securities to be converted so that the rights of a Holder shall cease except for the right to receive Common Stock in accordance herewith, and the converting Holder shall be treated for all purposes as having become the record holder of such Common Stock at such time;

705179.13
                                      -12-

                  (g) The Corporation shall have the right, from time to time, on or after October 1, 2001, in its sole discretion, to convert the Securities in tranches having an aggregate Principal amount of $50 million on each occasion, into the shares of Common Stock, as follows:

                        (i) If at any time on or after October 1, 2001 the Common Stock is (i) listed on a national securities exchange or included for quotation on the National Market System of the NASDAQ Stock Market and (ii) the Closing Price of the Common Stock on the National Market System of the NASDAQ Stock Market or on such national securities exchange exceeds $11.55 per share (the "Test Amount") for each Trading Day (as defined in paragraph (c) above) during a Testing Period (as defined below), the Corporation shall have the right, in its sole discretion, to convert Securities into shares of Common Stock, which conversion shall become effective as of a date no earlier than ten (10) days and no later than forty (40) days following the end of the relevant Testing Period, provided that the Corporation shall not have the right to convert Securities having an aggregate principal amount of more than $50 million with respect to any single Testing Period. Any such conversion compelled by the Corporation shall be referred to herein as a "Forced Conversion." The Test Amount shall be appropriately adjusted in connection with any stock split, stock dividend, reverse stock split, recapitalization or similar corporate transaction.

                    (ii) The Securities held by each Holder shall be converted on a pro rata basis on any Forced Conversion. The transfer agent shall give holders of the Securities written notice of the Forced Conversion at least ten (10) days prior to the effective date thereof, which notice shall specify (A) the effective date, (B) the Testing Period utilized, (C) the aggregate value of the Securities to be converted,
         (D) the pro-ration factor, if less than all Securities are to be converted and (E) the number of shares of Common Stock into which each Security shall be converted pursuant to the Forced Conversion. Any period of ten (10) consecutive Trading Days that does not precede or include a previously announced effective date of a Forced Conversion shall be referred to herein as a "Testing Period."

                   (iii) Following a Forced Conversion, the Holders shall have the right to receive certificates representing the shares of Common Stock into which the Securities have been converted by surrendering to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, the applicable Securities. As promptly as practicable, and in any event within five business days after the surrender of the Securities, the Corporation shall deliver or cause to be delivered certificates representing the number of validly issued, fully paid and nonassessable shares Common Stock to which the Holder of the Securities so converted shall be entitled. Upon a Forced Conversion, the rights of the Holders of the Securities shall cease except for the right to receive Common Stock in accordance herewith, and

705179.13
                                      -13-
         the Holder shall be treated for all purposes as having become the record holder of such Common Stock at such time;

                    (iv) Upon the Forced Conversion of the Securities, the Holders thereof shall be entitled to receive payment of all accrued and unpaid interest to the effective date of the conversion (the amount of such unpaid interest being payable in such number of shares of Common Stock which would be issuable upon conversion of the Securities having an aggregate principal amount equal to such amount) in respect of the shares so converted, provided that if the conversion date is after the Record Date and before the Interest Payment Date to which that Interest Record Date relates, the interest otherwise payable on that Interest Payment Date in respect of the Securities so converted shall not be paid by the Corporation.

                  (h) In connection with the conversion of the Securities, no fractions of shares of Common Stock shall be issued, but the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the market value of such fractional interest. In such event, the market value of a share of Common Stock shall be the Closing Price of such shares on the last business day on which such shares were traded immediately preceding the date upon which the Securities are deemed to have been converted.

         Section 2.07 Adjustments For Consolidation, Merger, etc. In case (i) the Corporation shall consolidate with or merge into any other person and shall not be the continuing or surviving corporation of such consolidation or merger,
(ii) any other person shall consolidate with or merge into the Corporation and the Corporation shall be the continuing or surviving person, but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any other property, or (iii) the Corporation shall transfer all or substantially all of its properties or its assets to any other person, then, and in each such case, each Security shall, upon the effective date of such event, thereafter represent the right to receive the number of shares of stock or other securities or cash or other property which the Holder would have owned after giving effect to such event had such Security been converted into Common Stock pursuant to Section
2.06 immediately prior to the occurrence of such event, plus any additional shares of stock or other securities or cash or other property payable by the terms of such event to the Holders.

         Section 2.08 Reports as to Adjustments. Whenever the number of shares of Common Stock into which the Securities are convertible is adjusted as provided in Section 2.06, the Corporation shall (i) promptly compute such adjustment and furnish to the Trustee and the Registrar a certificate, signed by a principal financial officer of the Corporation, setting forth the number of shares of Common Stock, or the number and kind of any other securities, into which each Security is convertible as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof and when such adjustment will become

705179.13
                                      -14-
effective and (ii) promptly mail to the Holders a notice stating that the number of shares into which the Securities are convertible has been adjusted and setting forth the new number of shares into which the Securities are convertible as a result of such adjustment and when such adjustment will become effective and the basis for such adjustment in appropriate detail.

         Section 2.09  Notices of Corporate Action.    In the event of:

                  (a) any taking by the Corporation of a record of the holders of its Common Stock for the purpose of determining the holders thereof who are entitled to receive any distribution or any right or warrant permitted to be distributed or given to the holder of Common Stock in accordance with Article VI of the Corporation's Restated Certificate of Incorporation (other than a dividend payable solely in shares of Common Stock).

                  (b) any capital reorganization, reclassification or recapitalization of the Corporation (other than a subdivision or combination of the outstanding shares of its Common Stock), any consolidation or merger involving the Corporation and any other person (other than a consolidation or merger with a wholly-owned subsidiary of the Corporation, provided that the Corporation is the surviving or the continuing corporation and no change occurs in the Common Stock), or any transfer of all or substantially all the assets of the Corporation to any other person; or

                  (c) any voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, and in each such case, the Corporation shall cause to be mailed to the Trustee and to the Holders, at least 20 days (or 10 days in case of any event specified in clause (a) above) prior to the applicable record or effective date hereinafter specified, a notice stating (i) the date or expected date on which any such record is to be taken for the purpose of such distribution or right and the amount and character of such distribution or right or (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the Holders shall be entitled to exchange their shares of Common Stock into which their Securities are convertible or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding up. Such notice shall also state whether such transaction will result in any adjustment in the number of shares of Common Stock, or kind and number of any other securities, into which shares of the 8% Preferred Stock are convertible and, if so, shall state the new number of shares of Common Stock, or kind and number of any other securities, into which Securities shall be convertible upon such adjustment and when such adjustment will become effective. The failure to give any notice required by this Section 2.09, or any defect therein, shall not affect the legality or validity of any such action requiring such notice.


705179.13
                                      -15-

         Section 2.10 Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Corporation shall furnish to the Trustee at least 10 days before each Interest Payment Date and at such other times as the Trustee may request in writing all information in the possession or control of the Corporation or any Paying Agent as to the names and addresses of the Securityholders in such form and as of such date as the Trustee may reasonably require.

         Section 2.11 Transfer and Exchange. When Securities are presented to the Registrar or a co-Registrar with a request to register the transfer of such Securities or to exchange them for an equal principal amount of Securities of authorized denominations of $100 (or such greater amount as may be required by applicable State or Federal law) and integral multiples of $100 in excess thereof, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Corporation shall execute and the Trustee shall authenticate Securities at the Registrar's request. The Trustee, the Registrar and the Paying Agent shall be entitled to rely on such representation in authenticating, registering the transfer or exchange of, or making of payments on, the Securities.

         The Registrar shall not be required (i) to issue, register the transfer of or exchange Securities during a period beginning at the opening of 15 Business Days before the day of any selection of Securities for conversion under
Section 2.06(g) or for redemption under Section 10.01 and ending at that close of business on the day of such selection, or (ii) to register the transfer of or exchange any Security so selected for conversion or redemption in whole or in part, except for the unconverted or unredeemed portion of any Security being converted or redeemed in part.

         Section 2.12 Replacement Securities. If the Holder of a mutilated Security surrenders such Security to the Trustee, the Corporation shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Corporation shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements are met. If required by the Trustee or the Corporation, such Holder shall provide an indemnity bond sufficient in the judgment of both the Corporation and the Trustee to protect the Corporation, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Corporation may charge for its expenses in replacing a Security.

         Every replacement Security issued under this Section shall constitute an obligation of the Corporation, entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities.

705179.13
                                      -16-

         Section 2.13 Outstanding Securities. The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

         If a Security is replaced pursuant to Section 2.12, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced security is held by a bona fide purchaser.

         If Securities are considered paid under Section 3.01, they cease to be outstanding and interest on them ceases to accrue.

         A Security does not cease to be outstanding because the Corporation or an Affiliate of the Corporation holds the Security.

         Section 2.14 Treasury Securities. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, vote, waiver or consent, Securities owned by the Corporation or an Affiliate of the Corporation shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee or the Corporation shall be protected in relying on any such direction, vote, waiver or consent, only Securities which the Trustee actually knows are so owned shall be so disregarded.

         Section 2.15 Temporary Securities. Until definitive Securities are ready for delivery, the Corporation may prepare and the Trustee shall, upon Order of the Corporation, authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Corporation considers appropriate for temporary Securities including, without limitation, a legend stating that such temporary Security is a temporary Security. Without unreasonable delay, the Corporation shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities. Until such exchange, such temporary Securities shall be entitled to the same rights, benefits and privileges as the definitive Securities.

         Section 2.16 Cancellation. The Corporation at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy canceled Securities and deliver a certificate of such destruction to the Corporation, unless the Corporation directs the Trustee to deliver canceled Securities to the Corporation. The Corporation may not issue new Securities to replace securities that it has paid or that have been delivered to the Trustee for cancellation.


705179.13
                                      -17-

         Section 2.17 Certain Limitations on Securities. Notwithstanding anything to the contrary in this Indenture (or in any related document):

                  (a) In the event that the obligations represented by the Securities are assumed in full by another corporation, which shall succeed by merger or otherwise to substantially all of the assets and the business of the Corporation, and payment or provision for payment shall have been made in respect of all matured installments of interest upon the Securities together with all matured installments of principal on such Securities which shall have become due otherwise than by acceleration, then any default caused by the appointment of a receiver for the Corporation shall be deemed to have been cured, and any declaration consequent upon such default declaring the principal and interest on the Securities to be immediately due and payable shall be deemed to have been rescinded.

                  (b) The Securities are unsecured by the assets of the Corporation, or any of its affiliates.

                  (c) The Securities are subordinated and junior in right of payment to all Indebtedness of the Corporation, whether secured or unsecured, other than Indebtedness Ranking Junior to the Securities and Indebtedness Ranking on a Parity with the Securities.

                  (d) The Securities are ineligible as collateral for a loan by the Corporation.


                                   ARTICLE III

                                    COVENANTS

         Section 3.01 Payment of Securities. The Corporation shall punctually pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities. Principal and interest shall be considered paid on the date due if the Trustee or all Paying Agents hold on that date money designated for and sufficient to pay all principal and interest then due.

         Section 3.02 Dividends, Etc. So long as any Securities are outstanding, the Corporation shall not pay or declare, or issue by way of any capital reorganization or reclassification, any dividend or distribution on shares of Common Stock or on any series of capital stock, except (i) Approved Spinoff Distributions (as defined in this paragraph), (ii) dividends or distributions that are payable solely in shares of Common Stock or any series of capital stock, or (iii) any rights or warrants to subscribe for or purchase shares described in clause (ii). "Approved Spinoff Distribution" shall mean a dividend or distribution of shares of stock having a majority of the voting power of a subsidiary of the Corporation but only if (x)

705179.13
                                      -18-
the dividend or distribution of those subsidiary shares is approved by a vote of at least 75% of the members of the Corporation's board of directors and (y) the Corporation receives a fairness opinion from a nationally recognized investment banking firm to the effect that the adjustment of the conversion ratio of the Securities as a result of such dividend is fair to the Holders of the Securities from a financial point of view.

         Section 3.03  Reports by Corporation.

                  (a) The Corporation shall file with the Trustee within 5 days after it files them with the Commission copies of the annual and quarterly reports and of the information, documents and other reports which the Corporation files, or which are filed in respect of the Corporation, with the Commission pursuant to Section 13 of the Exchange Act and the regulations of the Commission thereunder, or any other rules and regulations of the Commission under the Exchange Act as may from time to time be in effect. If the Corporation is not subject to the requirements of Section 13 of the Exchange Act, the Corporation shall file with the Trustee, within 15 days after it would have otherwise been required to file pursuant to the Exchange Act, financial statements including any notes thereto, and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," both comparable to that which the Corporation would have been required to include in the annual and quarterly reports, information documents or other reports (under rules currently in effect on the date hereof) which the Corporation would have been required to file pursuant to
         Section 13 of the Exchange Act.

                  (b) While any of the Securities are outstanding, the Corporation shall mail to each Holder copies of the annual and quarterly reports of the Corporation that it is required to file with the Trustee pursuant to Section 3.03(a) (or summaries thereof) within 30 days after such filing is required to be made.

         Section 3.04 Money for Security Payments to Be Held in Trust. If the Corporation shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on the Securities, segregate and hold in trust in a trust or special deposit account for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sum shall be paid to such Person or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Corporation shall have one or more Paying Agents, it will, on or prior to each date for the payment of the principal of or interest on the Securities, deposit with the Paying Agents sums sufficient to pay the principal or interest so becoming due, such sums to be held in trust for the benefit of the Persons entitled to such payments pursuant to the agreement referred to in
Section 2.04; and, unless such Paying Agent is the Trustee, the Corporation will promptly notify the Trustee of its action or failure so to act.


705179.13
                                      -19-

         For the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, the Corporation may at any time pay, or direct any Paying Agent to pay, to the Trustee all sums held in trust by the Corporation or such Paying Agent, such sums to be held by the Trustee, the Corporation or such Paying Agent, as the case may be, shall be released from all further liability with respect to such money.

         Section 3.05 Compliance Certificate. The Corporation shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Corporation, an Officers' Certificate stating that a review of the activities of the Corporation and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Corporation has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such officer signing such Certificate, that to the best of his knowledge the Corporation has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he may have knowledge and specifying what action the Corporation is taking or proposes to take with respect thereto) and that to the best of his knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest on the Securities are prohibited.

         The Corporation will, so long as any of the Securities are outstanding, deliver to the Trustee at its Corporate Trust Office, forthwith upon becoming aware of any Default, Event of Default or default in the performance of any covenant, agreement or condition contained in this Indenture, an Officers' Certificate describing such Default, Event of Default or default and specifying what action the Corporation is taking or proposes to take with respect thereto. Any such Certificate delivered under this Section 3.05 shall comply with Section 314 of the TIA.

         Section 3.06 Authorization of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock of the Corporation issuable upon the conversion of all outstanding Securities.

         Section 3.07 Certain Restrictions. So long as any Securities are outstanding, the Corporation shall not:

                  (a) redeem or purchase or otherwise acquire for consideration any shares of its capital stock or Securities Ranking Junior to or on a Parity with the Securities; and

                  (b) permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of capital stock or Securities Ranking Junior to or on a Parity with the Securities of the Corporation unless the Corporation could purchase such shares or Securities at such time and in such manner.

705179.13
                                      -20-

                  (c) without the affirmative vote or consent of Holders of at least two-thirds in principal amount of the Securities, issue any securities representing Indebtedness ranking on parity with the Securities or issue any Securities other than in payment of interest on Securities.


                                   ARTICLE IV

                                   SUCCESSORS

         Section 4.01 When Corporation May Merge, etc. Subject to Section 2.17, the Corporation shall not consolidate or merge with or into, or transfer, sell, lease or convey all or substantially all of its Property to, any Person unless:

                     (i) the corporation formed by or surviving any such consolidation or merger, or the Person to which such transfer, sale, lease or conveyance shall have been made, unconditionally assumes by supplemental indenture all the obligations of the Corporation under the Securities and this Indenture including but not limited to the due and punctual payment of the principal of and interest on all the Securities; and

                    (ii) immediately after the transaction no Default or Event of Default exists.

         The Corporation shall deliver to the Trustee prior to the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture and that all conditions precedent to the consummation of the transaction under this Indenture have been met.

         The surviving corporation shall be the successor Corporation, but the predecessor Corporation in the case of a transfer, sale, lease or conveyance shall not be released from the obligation to pay the principal of and interest on the Securities.

         The parties hereto recognize that the remedies otherwise provided in this Indenture may not provide an adequate remedy in the case of noncompliance by the Corporation under this Section. The parties hereto therefore agree that, in any such case of noncompliance, the Trustee shall be entitled to seek an injunction or specific performance of the Corporation's obligations under this Section, or any other equitable remedies, in addition to other remedies provided in this Indenture.


705179.13
                                      -21-

         Section 4.02 Successor Substituted. Upon any consolidation or merger, or any transfer, sale, lease or conveyance of all or substantially all of the assets of the Corporation in accordance with Section 4.01, the successor Person formed by such consolidation or into which the Corporation is merged or to which such transfer, sale, lease or conveyance is made shall succeed to, and be substituted for, and may exercise every right and power of, the Corporation under this Indenture with the same effect as if such successor had been named as the Corporation herein.


                                    ARTICLE V

                              DEFAULTS AND REMEDIES

         Section 5.01  Events of Default.   An "Event of Default" occurs if:

                  (1) the Corporation defaults in the payment of the principal on any Security when the same becomes due and payable at maturity or upon redemption, acceleration or otherwise;

                  (2) the Corporation defaults in the payment of interest on any Security when the same becomes due and payable and the Default continues for a period of 30 days.

                  (3) the Corporation fails to comply with any of its other agreements or covenants in or provisions of the Securities or this Indenture, and such default continues for a period of 30 days after the Trustee notifies the Corporation, or the Holders of at least 25% in principal amount of the then-outstanding Securities notify the Corporation and the Trustee, of such Default;

         Section 5.02 Acceleration; Limitations on Acceleration. Subject to
Section 2.16, if an Event of Default occurs and is continuing, the Trustee by notice to the Corporation, or the Holders of at least 25% in principal amount of the then-outstanding Securities by notice to the Corporation and the Trustee, may declare the principal and any accrued interest on all the Securities to be due and payable. Upon such declaration the principal and interest shall be due and payable immediately without any presentment, demand, protest or notice to the Corporation, all of which the Corporation expressly waives.

         The Holders of a majority in principal amount of the then-outstanding Securities by notice to the Trustee may rescind an acceleration and its consequences if:

                  (1) the rescission would not conflict with any judgment or decree;


705179.13
                                      -22-

                  (2) all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration; and

                  (3) all payments then due the Trustee and any predecessor Trustee under Section 6.07 have been made.

         Section 5.03 Other Remedies. Subject to Section 2.16, if an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by an action at law, suit in equity or other appropriate proceeding to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon a Default or Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in such Default or Event of Default. All remedies are cumulative to the extent permitted by law.

         Section 5.04 Waiver of Default. The Holders of at least a majority in principal amount of the then-outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences except a continuing Default or Event of Default in the payment of the principal of or interest on any Security. No such waiver shall extend to any subsequent or other Default or Event of Default.

         Section 5.05 Control by Majority. The Holders of a majority in principal amount of the then-outstanding Securities may direct the time, method and place of conducting any pro ceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law, regulation or this Indenture, is unduly prejudicial to the rights of other Securityholders or would subject the Trustee to personal liability.

         Section 5.06 Limitation on Suits. A Securityholder may pursue a remedy with respect to this Indenture or the Securities only if:

                  (1) the Holder gives to the Trustee notice of a continuing Event of Default;

                  (2) the Holders of at least 25% in principal amount of the then-outstanding Securities make a request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders offer(s) to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;


705179.13
                                      -23-

                  (4) the Trustee does not comply with the request within 60 days after the receipt of the notice, the request and the offer of indemnity; and

                  (5) during such 60-day period the Holders of a majority in principal amount of the then-outstanding Securities do not give the Trustee a direction inconsistent with the request.

         A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

         Section 5.07 Rights of Holders to Receive Payment. Subject only to
Article IX, Section 2.16 and the provisions of Section 5.02 regarding rescission of acceleration, notwith standing any other provision of this Indenture, the right of any holder of a Security to receive payment of principal of and interest on the Security on or after the due date expressed in the Security, or to bring suit for the enforcement of any such payment on or after such date, shall not be impaired or affected without the consent of the Holder.

         Section 5.08 Collection Suit by Trustee. If an Event of Default specified in clause (1) of Section 5.01 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Corporation for the whole amount of principal and interest remaining unpaid on the Securities and any compensation due the Trustee under Section 6.07.

         Section 5.09 Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Corporation, its creditors or its Property.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

         Section 5.10 Priorities. If the Trustee collects any money pursuant to this Article V, it shall pay out the money in the following order:

                  First:  to the Trustee for amounts due under Section 6.07;

                  Second: to holders of Senior Debt to the extent required by
         Article IX;

                  Third: to Securityholders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to

705179.13
                                      -24-
         the amounts due and payable on the Securities for principal and interest, respectively; and

                  Fourth: to the Corporation, its successors or assigns, or to whomever may be legally entitled to receive the remainder, or as a court of competent jurisdiction may determine.

         The Trustee may fix a record date and a payment date for any payment to the Securityholders pursuant to this Article.

         Section 5.11 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder for the enforcement of rights set forth in Section 5.07, or a suit by Holders of at least 25% in principal amount of the then-outstanding Securities.


                                   ARTICLE VI

                                     TRUSTEE

         Section 6.01  Duties of Trustee.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) Except during the continuance of an Event of Default:

                        (1) the Trustee need perform only those duties that are
                  specifically set forth in this Indenture and no others; and

                        (2) in the absence of bad faith on its part, the Trustee
                  may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture but shall not be required to verify the accuracy of the contents of such certificates or opinions. However,

705179.13
                                      -25-
                  the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liability for its own negligent action or failure to act, or its own willful misconduct, except that:

                        (1) this paragraph does not limit the effect of
                  paragraph (b) of this Section;

                        (2) the Trustee shall not be liable for any error of
                  judgement made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                        (3) the Trustee shall not be liable with respect to any
                  action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.05.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

                  (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives an indemnity satisfactory to it against any loss, liability or expense.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Corporation. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

         Section 6.02  Rights of Trustee.

                  (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Certificate or Opinion.

                  (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.


705179.13
                                      -26-

         Section 6.03 Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Corporation or an Affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 6.10 and 6.11.

         Section 6.04 Disclaimer. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Corporation's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities other than its authentication.

         Section 6.05 Notice of Defaults. If a Default or Event of Default has occurred and is continuing of which a Trust Officer of the Trustee has actual knowledge, the Trustee shall mail to Securityholders a notice of the Default or Event of Default within 90 days after it becomes known to the Trustee. Except in the case of a Default or Event of Default in payment of principal of or interest on any Security, the Trustee may withhold notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interest of Securityholders.

         Section 6.06  Reports by Trustee to Holders.

                  (a) Within 60 days after each April 15, the Trustee shall mail to each Securityholder and the Corporation a brief report dated as of such April 15 that complies with TIA Section 313(a). The Trustee shall also comply with TIA Section 313(b)(2).

                  (b) In lieu of the foregoing reports, so long as this Indenture is not qualified under the TIA, the Trustee may transmit by mail to the Corporation a statement as to its qualifications and eligibility hereunder, and shall transmit by mail a copy of such statement to such Holders who have previously furnished a written request therefor to the Trustee.

         Section 6.07 Compensation and Indemnity. The Corporation shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Corporation shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and out-of-pocket expenses of the Trustee's agents and counsel.

         The Corporation shall indemnify the Trustee against any loss or liability incurred by it in connection with its services hereunder except as set forth in the next paragraph. The Trustee shall notify the Corporation promptly of any claim for which it may seek indemnity.

705179.13
                                      -27-

The Corporation shall settle or defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel, at the expense of the Corporation.

         The Corporation need not reimburse any expense or indemnity against any loss or liability incurred by the Trustee through negligence or bad faith.

         To secure the Corporation's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal of and interest on particular securities.

         Section 6.08 Replacement of Trustee. A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

         The Trustee may resign by so notifying the Corporation. The Holders of a majority in principal amount of the then-outstanding Securities may remove the Trustee by so notifying the Trustee and the Corporation. The Corporation may remove the Trustee if:

                  (1)  the Trustee fails to comply with Section 6.10;

                  (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any bankruptcy or similar law for the benefit of creditors;

                  (3) a custodian or public officer takes charge of the Trustee or its Property; or

                  (4) the Trustee becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Corporation shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then-outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Corporation.

         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Corporation or the Holders of at least 10% in principal amount of the then-outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee fails to comply with Section 6.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.


705179.13
                                      -28-

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Corporation. Thereupon the resignation or removal of the retiring Trustee shall become effective and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all Property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 6.07.

         Section 6.09 Successor Trustee by Merger. If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

         Section 6.10 Eligibility; Disqualification. This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1). The Trustee shall always have a combined capital and surplus of at least $10 million as set forth in its most recent published annual report of condition. The Trustee is subject to TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9).

         Section 6.11 Preferential Collection of Claims Against Corporation. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall comply with TIA Section 311(a) to the extent indicated therein.


                                   ARTICLE VII

                           SATISFACTION AND DISCHARGE

         Section 7.01 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect (except as to (i) any rights of substitution, registration of transfer and exchange of Securities herein expressly provided for, (ii) rights hereunder of Holders to receive payments of principal of, or interest on, the Securities and (iii) the rights, obligations and immunities of the Trustee hereunder, including without limitation, its rights under Section 6.07), and the Trustee, on the demand and at the expense of the Corporation, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when:

                  (1)  either

                        (A) all Securities theretofore authenticated and
                  delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Article II, and (ii) Securities for the payment of which money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Corporation and thereafter

705179.13
                                                       -29-
                  repaid to the Corporation or discharged from such trust, as provided in Section 7.03) have been delivered to the Trustee for cancellation; or

                        (B) the principal of all such Securities not theretofore
                  delivered to the Trustee for cancellation has become due and payable and the Corporation has deposited or caused to be deposited in trust with the Trustee, solely for the benefit of the Holders, funds in an amount sufficient to pay and discharge the entire Indebtedness on such Securities not theretofore delivered to the Trustee for cancellation;

                  (2) the Corporation has irrevocably paid or caused to be irrevocably paid all other sums payable hereunder by the Corporation; and

                  (3) the Corporation has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for herein to be complied with by the Corporation relating to the satisfaction and discharge of this Indenture have been complied with.

         Section 7.02 Application of Trust Money. The Trustee shall hold in trust money deposited with it pursuant to Section 7.01. It shall apply the deposited money through the Paying Agents and in accordance with the Indenture to the payment of principal and Interest, on the Securities. Money so held in trust shall not be subject to Article IX.

         Section 7.03 Repayment to Corporation. Any money deposited with the Trustee or any Paying Agent, or then held by the Corporation in trust for the payment of principal or interest that remains unclaimed for two years after such principal or interest has become due and payable shall be paid to the Corporation upon request, or, if then held by the Corporation, shall be released from such trust; provided, however, that the Trustee or such Paying Agent, may, at the expense of the Corporation, cause to be published once in a newspaper of general circulation in the City of New York or mail to each such Holder, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then re maining will be repaid to the Corporation. After such money has been paid to the Corporation or released from trust, Securityholders entitled to the money must look to the Corporation for payment as general creditors unless an applicable abandoned property law designates another person.



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                                      -30-

                                  ARTICLE VIII

                                   AMENDMENTS

         Section 8.01 Without Consent of Holders. The Corporation and the Trustee may amend this Indenture or the Securities without the consent of any
Securityholder:

                  (1)  to cure any ambiguity, defect or inconsistency;

                  (2)  to comply with Section 4.01;

                  (3) to provide for definitive Securities in exchange for global Securities;

                  (4) to make any change that does not adversely affect the legal rights hereunder of any Securityholder; or

                  (5) to take any action necessary to qualify this Indenture under the TIA.

         Section 8.02 With Consent of Holders. The Corporation and the Trustee may amend this Indenture or the Securities with the written consent of the holders of at least a majority in principal amount of the then-outstanding Securities. However, without the consent of each Securityholder affected, an amendment under this Section may not:

                  (1) reduce the amount of Securities whose Holders must consent to an amendment;

                  (2) reduce the rate of or change the time for or in any way affect the terms of payment of interest on any Security;

                  (3) reduce the principal of or change the fixed maturity of any Security, or change the date on which any Security may be subject to conversion or redemption, or reduce the Redemption Price therefor;

                  (4) make any Security payable in money other than that stated in the Security;

                  (5) make any change in Section 5.04 or 5.07 or the second sentence of this Section 8.02;

                  (6) make any change in Article IX that adversely affects the rights of any Securityholder; or

                  (7) make any change in Section 2.06 hereof that adversely effects the right to convert the Securities into shares of Common Stock.

705179.13
                                      -31-

         After an amendment under this Section becomes effective, the Corporation shall mail to Securityholders a notice briefly describing the amendment.

         Section 8.03  Reserved.

         Section 8.04 Revocation and Effect of Consents. Until an amendment or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same date as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Securityholder.

         Section 8.05 Notation on or Exchange of Securities. If an amendment, supplement or waiver changes the terms of the Securities, the Trustee may require the Holders of such Securities to deliver them to the Trustee. The Trustee may place an appropriate notation on such Securities about the changed terms and return them to such Holders. Alternatively, the Corporation in exchange for all securities may issue and the Trustee shall authenticate new Securities that reflect the changed terms.

         Section 8.06 Trustee Protected. The Trustee shall sign any amendment, supplement or waiver if requested by the Corporation, so long as the same complies with the requirements of this Indenture and in doing so shall be entitled to receive, and shall be fully protected in relying upon an opinion of counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article is authorized or permitted by this Indenture, is not inconsistent herewith and is valid and binding on the Corporation in accordance with its terms. However, the Trustee need not sign any amendment, supplement or waiver that adversely affects its rights, duties, liabilities or immunities. The Corporation may not sign an amendment or supplement until its Board of Directors approves it (a certified copy of the resolutions in which such approval is given shall be delivered to the Trustee prior to its signing any amendment, supplement or waiver).

         Section 8.07 Rights of Holders to Receive Payment. Subject only to
Article IX, Section 2.16 and the provisions of Section 8.02 regarding rescission of acceleration, notwith standing any other provision of this Indenture, the right of any holder of a Security to receive payment of principal of and interest on the Security on or after the due date expressed in the Security, or to bring suit for the enforcement of any such payment on or after such date shall not be impaired or affected without the consent of the Holder.


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                                      -32-

                                   ARTICLE IX

                                  SUBORDINATION

         Section 9.01 Agreement to Subordinate. The Corporation, and each Securityholder by accepting a Security, agrees that the Indebtedness evidenced by the Security is subordinated and junior in right of payment to the prior payment in full of all Senior Debt to the extent and in the manner provided in this Article.

         Each Holder, by his acceptance of a Security, acknowledges that the provisions of this Article are for the benefit of all holders of Senior Debt who, in reliance upon such provisions, become holders of, or continue to hold, Senior Debt.

         Section 9.02  Subordination.

                  (a) The Indebtedness evidenced by the Securities shall be subordinate and junior in right of payment to all Senior Debt to the extent and in the manner set forth in this Section. In the event of any insolvency, receivership, conservatorship, reorganization, dissolution, readjustment of debt, marshaling of assets and liabilities or similar proceedings or any liquidation relating to or winding up of the Corporation as a whole, whether voluntary or involuntary (each, a "Specified Event" and collectively, the "Specified Events"), the holders of Senior Debt shall be entitled to payment in full of all principal of, premium, if any, and interest on Senior Debt before the Holders are entitled to any payment on account of the principal of, premium, if any, or interest on the Securities. Subject to Section 2.17, in the event of any Specified Event, after payment in full of all sums owing on the Senior Debt, the Holders, together with the holders of any Indebtedness of the Corporation Ranking on a Parity with the Securities, shall be entitled to be paid from the remaining assets of the Corporation. In addition, during the continuance of any Specified Event, all principal of, premium, if any, and interest on the Securities which shall have become due and payable shall be due and payable in full to the Securityholders entitled thereto before any payment or other distribution shall be made on account of any Indebtedness or other obligation of the Corporation Ranking Junior to the Securities.

                  (b) If any event of default occurs and is continuing (or if such an event of default would occur upon any payment with respect to the Securities), as such event of default is defined in any Primary Indebtedness or in the instrument under which such Primary Indebtedness is outstanding, permitting the holders thereof to accelerate the maturity thereof and if the holder or holders or a representative thereof gives written notice of such event of default (which notice makes specific reference to this subparagraph) to the Corporation and the Trustee (a "Default Notice"), then, unless and until such event of default has been cured or waived or has ceased to exist, then, during the 180 days after the delivery of such Default Notice (the "Blockage Period") (i) no

705179.13
                                      -33-
         payment of or with respect to the principal of, premium, if any, or interest on the Securities (including any payment or distribution that may be payable or deliverable to holders of Securities by reason of the payment of any other debt of the Corporation subordinated to the payment of the Securities), but not including any payment of interest on the Securities paid in the form of additional Securities, shall be made directly or indirectly by or on behalf of the Corporation and (ii) no direct or indirect payment shall be made by or on behalf of the Corporation with respect to any repurchase, redemption or other retirement of any of the Securities for cash or property or otherwise. For all purposes of this Section 9.02(b), an event of default which existed or was continuing with respect to the Primary Indebtedness, the holders of which initiated the Blockage Period, on the date such Blockage Period commenced may not be or be made the basis for the commencement of any subsequent Blockage Period by the holder or holders of such Primary Indebtedness (or a representative of such holder or holders) unless such event of default is cured or waived or has ceased to exist for a period of not less than 90 consecutive days.

                  (c) In the event that, notwithstanding the foregoing, any payment shall be received directly or indirectly by the Trustee or any Holder when such payment is prohibited by Section 9.02(a) or 9.02(b), such payment shall be held in trust for the benefit of, and shall forthwith be paid over or delivered to, the holders of Primary Indebtedness, of their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Primary Indebtedness may have been issued, as their respective interests may appear, but only to the extent that, upon notice from the Trustee to the holders of Primary Indebtedness, as the case may be, that such prohibited payment has been made, the holders of the Primary Indebtedness notify the Trustee of the amounts then due and owing on the Primary Indebtedness, if any, and only the amounts specified in such notice to the Trustee shall be paid to the holders of Primary Indebtedness.

         The foregoing subordination provisions shall in no way be affected, modified, waived or revoked by the occurrence of any Event of Default hereunder or any acceleration of the maturity of the Securities in consequence thereof.

         Section 9.03 Notice to Trustee of Specified Events; Reliance on Certificate of Custodian. The Corporation shall give prompt written notice to the Trustee and the Paying Agent of any Specified Event affecting the Corporation. The Trustee and the Paying Agent shall be entitled to assume that no Specified Event has occurred unless the Corporation has given such notice.

         Upon any distribution of assets of the Corporation or payment by or on behalf of the Corporation referred to in Section 9.02, the Trustee and the Securityholders shall be entitled to rely upon any order or decree of a court or governmental body of competent jurisdiction in which any proceedings relating to a Specified Event are pending, and the Trustee and the

705179.13
                                      -34-

Securityholders shall be entitled to rely upon a certificate of the custodian or agent or other Person making any distribution to the Trustee or to the Securityholders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Debt and other Indebtedness of the Corporation, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

         Section 9.04 Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice.

                  (a) Subject to Section 2.17, nothing contained in this Article or elsewhere in this Indenture, or in any of the Securities, shall prevent the Corporation from making payment of or on account of the principal of, premium, if any, or interest on the Securities, or from depositing with the Trustee moneys for such payments, or prevent the Trustee from making payments from moneys deposited with it hereunder for the payment of or on account of the principal of, premium, if any, or interest on the Securities if such payment or deposit is not contrary to the conditions described in Section 9.02 on the date of such payment or deposit.

                  (b) The Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee, unless and until the Trustee shall have received written notice thereof at its Corporate Trust Office from the Corporation at least three business days prior to any payment date. Thereafter, the Trustee shall use its best efforts to prevent any prohibited payment under Section 9.02. Prior to the receipt of any such written notice the Trustee shall be entitled to assume conclusively that no such facts exist, and shall be fully protected in making any such payment in any such event.

         Section 9.05 Absolute Obligation to Pay. Subject to Section 2.17, nothing contained in this Indenture or in the Securities shall:

                  (1) impair, as between the Corporation and the Securityholders, the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and interest on the Securities in accordance with their terms;

                  (2) affect the relative rights of the Securityholders and creditors of the Corporation other than holders of Senior Debt;

                  (3) prevent the Trustee or any Securityholder from exercising all or any of its available remedies upon a Default or an Event of Default.

         Section 9.06 Trustee's Rights as Holder of Senior Debt. The Trustee in its individual or any other capacity may hold Senior Debt with the same rights it would have if it were not the Trustee. Any Agent may do the same with like rights.

705179.13
                                      -35-

         Section 9.07 No Implied Obligations to Holders of Senior Debt. No implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holder if it shall pay over or distribute to or on behalf of Securityholders or the Corporation moneys or assets to which any holder of Senior Debt shall be entitled.

         Section 9.08 Enforceability of Subordination. The rights of any holder of Senior Debt to enforce the subordination of the Indebtedness evidenced by the Securities shall not be prejudiced or impaired by any act or failure to act by the Corporation or by its failure to comply with the Indenture.

         Section 9.09 Trustee Authorized to Effectuate Subordination. Each Securityholder, by accepting a Security, authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.


                                    ARTICLE X

                                   REDEMPTION

         Section 10.01 Optional Redemption; Notice of Redemption. The Corporation may redeem all, but not less than all, of the outstanding Securities at any time after October 1, 2001 upon payment of the Principal amount plus all accrued and unpaid interest thereon to the date of the redemption, provided that if the redemption date occurs after the Record Date and before the Interest Payment Date to which that Record Date relates, the interest otherwise payable on that Interest Payment Date shall not be paid by the Corporation.

         If the Corporation elects to redeem Securities pursuant to this subparagraph, it shall furnish to the Trustee an Officer's Certificate notifying the Trustee of the Redemption Date at least 50 days but not more than 90 days before such Redemption Date.

         Section 10.02 Notice of Redemption. At least 30 days but not more than 60 days before a Redemption Date, the Trustee shall mail a notice of redemption by first-class mail to each Holder stating that the Securities are to be redeemed in the Corporation's name and at its expense.

         The notice shall state:

                  (1)  the Redemption Date;


705179.13
                                      -36-

                  (2) the Redemption Price and the amount of accrued and unpaid interest to be paid;

                  (3) the name and address of the Paying Agent or Agents; and

                  (4) that the Securities must be surrendered to a Paying Agent to collect the Redemption Price.

         Section 10.03 Effect of Notice of Redemption. Once notice of redemption is mailed, the Securities called for redemption become due and payable on the specified Redemption Date at the Redemption Price plus accrued and unpaid interest to the Redemption Date.

         Section 10.04  Deposit of the Redemption Price.

                  (a) On the Redemption Date, the Corporation shall deposit for the pro-rata benefit of the Holders of the Securities the funds necessary for the payment of the Redemption Price with a bank or trust company in the Borough of Manhattan, The City of New York, having a capital and surplus of at least $100,000,000. Holders shall thereafter have the right to receive payment of the Redemption Price for such Securities by surrendering to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, the Securities to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose. Any monies so deposited by the Corporation with a bank or trust company pursuant to this subparagraph (a) and unclaimed at the end of five years from the Redemption Date shall revert to the general funds of the Corporation. After such reversion, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such Holder and such Holder shall look only to the Corporation for the payment of the Redemption Price. Any interest accrued on funds so deposited pursuant to this paragraph (a) shall be paid from time to time to the Corporation for its own account; and

                  (b) Upon the deposit for funds pursuant to subparagraph (a) of this Section in respect of outstanding Securities, the Securities represented thereby shall no longer be deemed outstanding, the rights to receive interest thereon shall cease to accrue from and after the Redemption Date and all rights of the Holders shall cease and terminate, excepting only the right to receive the Redemption Price therefor.



705179.13
                                      -37-

                                   ARTICLE XI

                                  MISCELLANEOUS

         Section 11.01 Trust Indenture Act Controls. Any provision of this Indenture which would be required to be contained herein if the Indenture were qualified under the TIA shall be construed and interpreted in accordance with interpretations of the TIA by courts and the Commission.

         Section 11.02 Notices. Any notice or communication to the Corporation or the Trustee is duly given if in writing and delivered in person or mailed by first-class mail to the following address:

                  The Corporation's address is:

                  Toy Biz, Inc.
                  685 Third Avenue
                  New York, New York  10017
                  Attention: Chief Executive Officer

                  The Trustee's address is:

                  [                                             ]
                  [                                             ]
                  [                                             ]
                  Attention:  [                             ]
                  Telephone:  [                             ]
                  Telecopy:   [                             ]

         With respect to notices between the Trustee and the Corporation only, notices may also be given by facsimile transmission with receipt confirmed by telephone and followed by an original sent by guaranteed overnight courier.

         The Corporation or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication to a Securityholder shall be in writing and mailed by first-class mail to his address shown on the register kept by the Registrar. Failure to mail a notice or a communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.


705179.13
                                      -38-

         If a notice or communication is delivered or mailed, as the case may be, in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

         If the Corporation mails a notice or communication to Securityholders, it shall mail a copy to the Trustee and each Agent at the same time.

         Section 11.03 Communication by Holders with Other Holders. Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Trustee shall comply with the provisions of TIA Section 312(b). The Corporation, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

         Section 11.04 Certificate and Opinion as to Conditions Present. Upon any request or application by the Corporation to the Trustee to take any action under this Indenture, the Corporation shall furnish to the Trustee:

                  (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         Section 11.05 Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that the person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.


705179.13
                                      -39-

         Section 11.06 Rules by Trustee and Agents. The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar or Paying Agents may make reasonable rules and set reasonable requirements for their functions.

         Section 11.07 Legal Holidays. A "Legal Holiday" with respect to any place is a Saturday, a Sunday or a day on which banking institutions are not required to be open in such place. If a payment date is a Legal Holiday at a place of payment, payment may be made at the place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

         Section 11.08 No Recourse Against Others. The Securities and the obligations of the Corporation under this Indenture are solely obligations of the Corporation and no officer, director, employee or stockholder shall as such be liable for any failure by the Corporation to pay amounts on the Securities when due or perform any such obligation.

         Section 11.09 Duplicate Originals. The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.

         Section 11.10 Governing Law. The internal laws of the State of Delaware shall govern this Indenture and the Securities.

         Section 11.11 No Adverse Interpretation of Other Agreements. This Indenture may not be used to interpret another indenture, loan or debt agreement of the Corporation or a Sub sidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

         Section 11.12 Successors. All agreements of the Corporation in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

         Section 11.13 Severability. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 11.14 Table of Contents, Headings, etc. The Table of Contents and headings of the Articles and Sections of this Indenture have been inserted for the convenience of reference only, are not to be considered a part thereof, and shall in no way modify or restrict any of the terms or provisions hereof.


705179.13
                                      -40-

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                  TOY BIZ, INC.


                                  By:_____________________________________
                                  Name:
                                  Title:
Attest:



______________________________
                                   [                                 ]
                                   as Trustee


                                  By:_____________________________________
                                  Name:
                                  Title:
Attest:



______________________________





705179.13
                                      -41-

                                                                       Exhibit 1

                           [Form of Face of Security1]

THE DEBENTURES EVIDENCED BY THIS CERTIFICATE MAY BE ISSUED AND TRANSFERRED ONLY IN DENOMINATIONS OF $100 AND INTEGRAL MULTIPLES THEREOF (OR SUCH GREATER AMOUNT AS MAY BE REQUIRED BY APPLICABLE STATE OR FEDERAL LAW).

No. __________                                                       $__________
                                  TOY BIZ, INC.
             8% Convertible Subordinated Voting Debentures due 2011

     Toy Biz, Inc., a Delaware corporation, promises to pay ___________ or registered assigns, the principal sum of ____________ Dollars on October 1, 2011, unless earlier redeemed or accelerated after an Event of Default on the terms and in the manner described in the Indenture, as hereinafter defined, and to pay interest thereon at the rate of 8% per annum. Payment of principal and interest shall be made in the method and subject to the terms set forth in provisions appearing on the reverse hereof, which provisions, in their entirety, shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, Toy Biz, Inc. has caused this instrument to be executed in its corporate name by the manual or facsimile signature of its President or a Vice President and attested by its Secretary or an Assistant Secretary.

Dated:  [               ]
                                            TOY BIZ, INC.
(SEAL)

                                            By: ________________________________

                                            Attest:


                                            By: ________________________________


------------------

1 Both the face and reverse of this form of Security are subject to change to reflect any changes made in the Form of Indenture to which this Form of Security is attached. No such change in the Form of Security shall be made which materially adversely affects the rights and interests of holders of 8% Preferred Stock without the consent of the holders so affected, as provided in the Indenture.


634635.5
                                       A-1

                 FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the 8% Convertible Subordinated Voting Debentures due 2011 referred to in the within-mentioned Indenture.

Dated:                     [________________]
                                      as Trustee


                           By: _________________________________
                                  Authorized Signatory


634635.5
                                       A-2

                          [Form of Reverse of Security]

                                  TOY BIZ, INC.


     1. The Securities. This Security is one of a duly authorized Issue of subordinated voting debentures issued by Toy Biz, Inc., a Delaware corporation (the "Corporation"), designated as its 8% Convertible Subordinated Voting Debentures due October 1, 2011 and referred to hereinafter as the "Securities".

     2. Interest. The Corporation promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Corporation will pay interest on the first business day of January, April, July and October in each year (each an "Interest Payment Date"), commencing on the first Interest Payment Date following the date of issuance hereof. Interest on the Securities will accrue from the most recent Interest Payment Date to which interest has been paid or, if no interest has been paid, from the date hereof. Interest shall be payable at the option of the Board of Directors of the Corporation (x) in cash, (y) in additional Securities having an aggregate Principal amount equal to the interest payment due, or (z) in any combination of cash and additional Securities valued on such basis. Interest will be computed on the basis of a three hundred sixty five (365) day year (or three hundred sixty six (366) days in a leap year).

     3. Method of Payment; Form. The Corporation will pay interest on the Securities to the persons who are registered Holders of Securities at the close of business on the last day (whether or not such day is a Business Day) of the month preceding the month in which an Interest Payment Date (a "Record Date") occurs even though Securities are canceled after the Record Date and on or before the Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Corporation will pay principal and cash interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Corporation or the Paying Agent may, at its election, pay principal and cash interest by check payable in such money. It may mail an interest check to a Holder's registered address.

     4. Paying Agents and Registrar. The Trustee (as defined herein) will act as a Paying Agent and Registrar. The Corporation may change any Paying Agent or Registrar without notice to any Securityholder. The Corporation may act in any such capacity.

     5. Indenture. The Corporation issued the Securities under an Indenture dated as of [ ] (the "Indenture"), between the Corporation and [ ], as trustee (the "Trustee"). The Securities were issued pursuant to the exchange of the 8% Cumulative Convertible Exchangeable Preferred Stock of the Corporation (the "8% Preferred Stock") pursuant to the terms thereof. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 as amended, and as in effect from time to time (the "Trust Indenture Act"). The Securities are subject to all such

634635.5
                                       A-3
terms and Securityholders are referred to the Indenture and such Act for a statement of such terms. The Securities are unsecured general obligations of the Corporation. The indebtedness evidenced by this Security is unsecured by the assets of the Corporation or any of its affiliates. This Security is not eligible as collateral for any loan by the Corporation.

     6. Subordination. The Securities are subordinated to Senior Debt on liquidation of the Corporation, any event of default in respect of Senior Debt (as defined in the Indenture) and certain other events specified in the Indenture.

     7. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $100 (or such greater amount as may be required by applicable State or Federal law) and integral multiples of $100 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes or other governmental charges and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Security or portion of a Security selected for redemption. Also, it need not exchange or register the transfer of any Securities for a period of 15 days before a selection of Securities to be redeemed.

     8. Redemption. The Corporation may redeem all, but not less than all, of the outstanding Securities at any time after October 1, 2001 upon payment of the Principal amount, plus all accrued and unpaid interest thereon, provided that if the redemption date occurs after an Record Date and before the Interest Payment Date to which that Record Date relates, the interest otherwise payable on that Interest Payment Date shall not be paid by the Corporation.

     Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at his registered address.

     The securities are not subject to any sinking fund.

     9. Persons Deemed Owners. The registered Holder of a Security may be treated as its owner for all purposes.

     10. Amendments and Waivers. The Indenture or the Securities may be amended with the consent of the Holders of at least a majority in principal amount of the then-outstanding Securities, and may be amended without the consent of any Securityholder, to cure any ambiguity, defect or inconsistency, to provide for assumption of the Corporation's obligations to Securityholder, to make any change that does not adversely affect the rights of any Securityholder or to take any action necessary to qualify the Indenture under the Trust Indenture Act.

     11. Defaults and Remedies. An Event of Default is: default for 30 days in payment of interest on the Securities; default in payment of principal or premium on the Securities (including any sinking fund payments) when it becomes due and payable at maturity or upon

634635.5
                                       A-4
     redemption, acceleration or otherwise; failure by the Corporation for 30 days after notice to it to comply with any of its other agreements or covenants in the Indenture or the Securities or the Holders of at least 25% in principal amount of the then outstanding Securities notify the Corporation and the Trustee of such Default. Subject to paragraph 17 of this Security, if an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then-outstanding Securities may declare all the Securities to be due and payable immediately. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations described in the Indenture, Holders of a majority in principal amount of the then-outstanding Securities may direct the Trustee in its exercise of any trust or power.

     12. Trustee Dealings with Corporation. The Trustee in its individual or any other capacity, may make loans to, and perform services for the Corporation or its Affiliates, and may otherwise deal with the Corporation or its Affiliates, as if it were not Trustee.

     13. No Recourse Against Others. The Securities and the obligations of the Corporation under the Indenture are solely obligations of the Corporation and no officer, director, employee or stockholder of the Corporation shall as such be liable for any failure of the Corporation to pay amounts on the Securities when due or perform any such obligation.

     14. Unclaimed Money. If money for the payment of principal of or interest on any Security remains unclaimed for two years, the Trustee or its Agents will pay the money back to the Corporation at the Corporation's request. After that, Holders entitled to this money must look to the Corporation for payment, unless a law governing abandoned property designates another person.

     15. Discharge Upon Redemption or Maturity. Subject to the terms of the Indenture, the Indenture will be discharged and canceled upon the payment of all the Securities.

     16. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

     17. Conversion. A holder of a Security may convert it into Common Stock of the corporation at any time before the close of business on October 1, 2011.

     To convert a Security a Holder must (1) complete and sign the conversion notice on the back of the Security, (2) surrender the Security to the Corporation, (3) furnish appropriate endorsements and transfer documents if required by the Registrar or the Corporation, and (4) pay any transfer or similar tax if required.


634635.5
                                       A-5

     18. Certain Limitations on Securities. This Security is not secured by the assets of the Corporation, or any of its Affiliates or Subsidiaries, and is not eligible as collateral for any loan by the Corporation.

     19. Definitions. Terms defined in the Indenture and not otherwise defined in this Security are used in this Security with the meanings so defined.

     20. Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and UNIF GIFT MIN ACT (= Uniform Gifts to Minors Act).

     The Corporation will furnish to any Securityholder upon written request and without charge a copy of the Indenture, which has in it the text of this Security in larger type. Requests may be made to: Toy Biz, Inc., 685 Third Avenue, New York, New York 10017, Attention: Chief Executive Officer.

634635.5
                                       A-6

                                 ASSIGNMENT FORM

     To  assign  this   Security,   fill  in  the  form  below:   For   valuable
consideration, the undersigned registered Holder or Holders of this Security assign and transfer this Security to


--------------------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)


--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably constitute and appoint _________________ agent transfer this Security on the books of the Corporation. The agent may substitute another act for him.


--------------------------------------------------------------------------------

Date:                             Your signature________________________________

                                  (Sign exactly as your name appears
                                  on the other side of this Security)

                                  Signature Guaranteed


                                  By____________________________________________

634635.5
                                       A-7

                                CONVERSION NOTICE


                To convert this Security into Common Stock of the Company, check the box:


                                    ---------

                                    ---------
                If you want the stock certificate made out in another person's name fill in the form below:

                                    ---------

                                    ---------


              (insert other person's social security tax I.D. no.)


               ---------------------------------------------------

               ---------------------------------------------------

               ---------------------------------------------------

               ---------------------------------------------------
              (Print or type other person's name, address and zip code)



Date:                             Your signature________________________________

                                  (Sign exactly as your name appears
                                  on the other side of this Security)

                                  Signature Guaranteed


                                  By____________________________________________

634635.5
                                       A-8